UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

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Monterey Bio Acquisition Corporation

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Monterey Bio Acquisition Corporation

17 State Street, 21st Floor

New York, NY 10004

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

TO BE HELD SEPTEMBER 29, 2022

To the Stockholders of Monterey Bio Acquisition Corporation:

You are cordially invited to attend the special meeting in lieu of the 2022 annual meeting (the “special meeting”) of stockholders of Monterey Bio Acquisition Corporation (“Monterey Bio,” the “Company,” “we,” “us” or “our”) to be held on September 29, 2022 at 11:00 a.m., local time, at the offices of Greenberg Traurig, LLP, located at 1750 Tysons Boulevard, Suite 1000, McLean, VA 22102 to consider and vote upon the following proposals:

•	Proposal No. 1 - The Charter Amendment Proposal – a proposal to amend (the “Charter Amendment”) Monterey Bio’s amended and restated certificate of incorporation (the “charter”) by allowing us to extend (the “Extension”) the date by which we have to consummate a business combination (the “Combination Period”) for an additional three (3) months, from October 5, 2022 (the date which is 12 months from the closing date of our initial public offering of our units (the “IPO”)) to January 5, 2023, by depositing into the trust account (the “trust account”) $350,000 (the “Extension Payment”) for the three-month extension, and thereafter to extend the Combination Period up to six (6) times by an additional month each time (or up to July 5, 2023) by depositing into the trust account $120,000 for each additional month extension;

•	Proposal No. 2 - The Trust Amendment Proposal – a proposal to amend (the “Trust Amendment” and together with the Charter Amendment, the “Extensions”) the Investment Management Trust Agreement, dated September 30, 2021, by and between Continental Stock Transfer & Trust Company and Monterey Bio (the “Trust Agreement”), allowing us to extend the Combination Period for an additional three (3) months, from October 5, 2022 to January 5, 2023 (the “Trust Amendment”), by depositing into the trust account the Extension Payment for the three-month extension, and thereafter to extend the Combination Period up to six (6) times by an additional month each time (or up to July 5, 2023) by depositing into the trust account $120,000 for each additional month extension;

•	Proposal No. 3 - The Director Proposal – a proposal to re-elect five directors to the Company’s board of directors, with each such director to serve until the second annual meeting of stockholders following this special meeting or until his or her successor is elected and qualified; and

•	Proposal No. 4 - The Auditor Proposal – a proposal to ratify the selection by our Audit Committee of Marcum LLP to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022.

Each of the Charter Amendment Proposal and the Trust Amendment Proposal is cross-conditioned on the approval of each other. Each of the proposals is more fully described in the accompanying proxy statement.

Our IPO prospectus and charter provide that we have until October 5, 2022 to complete a merger, share exchange, asset acquisition, stock purchase, recapitalization, reorganization or other similar business combination with one or more businesses or entities (a “Business Combination”). Our charter and Trust Agreement provide that we have the right to extend the period of time to consummate a Business Combination up to three times by an additional three months each time (for a total of up to 21 months to complete a Business Combination) by depositing into the trust account maintained by Continental Stock Transfer & Trust Company, acting as trustee, an amount of $0.10 per unit sold to the public in the IPO for each such three-month extension (resulting in a total deposit of $10.40 per unit sold to the public in the event all three extensions are elected) (each, an “Extension Election”), as described in more detail in our IPO prospectus. If the Charter Amendment Proposal and the Trust Amendment Proposal are approved, we will not have to rely on an Extension Election, but will instead have the right to extend the Combination Period for an additional three (3) months, from October 5, 2022 to January 5, 2023 by depositing into the trust account the Extension Payment for the three-month extension, and thereafter to extend the Combination Period up to six (6) times by an additional month each time (or up to July 5, 2023) by depositing into the trust account $120,000 for each additional month extension. The board of directors of the Company (the “Board”) currently believes that there will not be sufficient time before October 5, 2022, to complete a Business Combination and desires to have the flexibility to extend the Company’s time to complete a Business Combination on terms other than those set forth in its charter. The purpose of the Extension is to provide the Company more time to complete a Business Combination, which the Board believes is in the best interests of our stockholders.

Holders (“public stockholders”) of shares of our common stock sold in our IPO (“public shares”) may elect to redeem their shares for their pro rata portion of the funds available in the trust account in connection with the Charter Amendment Proposal and the Trust Amendment Proposal (the “Election”) regardless of whether such public stockholders vote “FOR” or “AGAINST” the Charter Amendment Proposal and the Trust Amendment Proposal and an Election can also be made by public stockholders who do not vote, or do not instruct their broker or bank how to vote, at the special meeting. Public stockholders may make an Election regardless of whether such public stockholders were holders as of the record date. We believe that such redemption right protects our public stockholders from having to sustain their investments for an unreasonably long period if we fail to find a suitable acquisition in the timeframe initially contemplated by our charter. In addition, regardless of whether public stockholders vote “FOR” or “AGAINST” the Charter Amendment Proposal and the Trust Amendment Proposal, or do not vote, or do not instruct their broker or bank how to vote, at the special meeting, if the Charter Amendment Proposal and the Trust Amendment Proposal are approved by the requisite vote of stockholders (and not abandoned), the remaining holders of public shares will retain their right to redeem their public shares for their pro rata portion of the funds available in the trust account upon consummation of a Business Combination.

To exercise your redemption rights, you must tender your shares to the Company’s transfer agent at least two business days prior to the special meeting. You may tender your shares by either delivering your share certificate to the transfer agent or by delivering your shares electronically using the Depository Trust Company’s DWAC (Deposit/Withdrawal At Custodian) system. If you hold your shares in street name, you will need to instruct your bank, broker or other nominee to withdraw the shares from your account in order to exercise your redemption rights.

We estimate that the per-share price at which public shares may be redeemed from cash held in the trust account will be approximately $10.10 at the time of the special meeting. The closing price of our common stock on September 7, 2022, was $10.06. We cannot assure our stockholders that they will be able to sell their shares of our common stock in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in our securities when our stockholders wish to sell their shares.

If the Extensions are not approved by October 5, 2022, unless there is an Extension Election, we will (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten business days thereafter, subject to lawfully available funds therefor, redeem 100% of the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including interest earned on the funds held in the trust account and not previously released to us to pay our taxes (less up to $100,000 of interest to pay dissolution expenses), divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law; and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our Board, dissolve and liquidate, subject in each case to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law. There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless in the event the Company winds up.

Approval of the Charter Amendment Proposal requires the affirmative vote of at least 65% of our outstanding shares of common stock and approval of the Trust Amendment Proposal requires the affirmative vote of at least a majority of our outstanding shares of common stock. A plurality of the votes cast by the stockholders present in person or represented by proxy at the meeting is required for the re-election of each of the directors in the Director Proposal and the affirmative vote of at least a majority of the votes cast by the stockholders present in person or represented by proxy at the special meeting is required to approve the Auditor Proposal.

The Board has fixed the close of business on September 6, 2022 as the date for determining our stockholders entitled to receive notice of and vote at the special meeting and any adjournment thereof. Only holders of record of our common stock on that date are entitled to have their votes counted at the special meeting or any adjournment thereof.

After careful consideration of all relevant factors, the Board has determined that the Charter Amendment Proposal and the Trust Amendment Proposal are fair to and in the best interests of our Company and our stockholders, has declared them advisable and recommends that you vote or give instruction to vote “FOR” them. In addition, the Board recommends that you vote “FOR” the Director Proposal and the Auditor Proposal.

Under Delaware law and our bylaws, no other business may be transacted at the special meeting.

Enclosed is the proxy statement containing detailed information concerning each of the proposals and the special meeting. Whether or not you plan to attend the special meeting, we urge you to read this material carefully and vote your shares.

 We look forward to seeing you at the meeting.

Dated: September 8, 2022

By Order of the Board of Directors,

/s/ James R. Neal
Chairman of the Board of Directors

Your vote is important. Please sign, date and return your proxy card as soon as possible to make sure that your shares are represented at the special meeting. If you are a stockholder of record, you may also cast your vote in person at the special meeting. If your shares are held in an account at a brokerage firm or bank, you must instruct your broker or bank how to vote your shares, or you may cast your vote in person at the special meeting by obtaining a proxy from your brokerage firm or bank. Your failure to vote or instruct your broker or bank how to vote will have the same effect as voting against the Charter Amendment Proposal and the Trust Amendment Proposal.

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Stockholders to be held on September 29, 2022: This notice of meeting, accompanying proxy statement and our 2021 annual report on Form 10-K are available at https://www.cstproxy.com/montereybio/2022.

Monterey Bio Acquisition Corporation
17 State Street, 21st Floor

New York, NY 10004

SPECIAL MEETING OF STOCKHOLDERS

TO BE HELD SEPTEMBER 29, 2022

PROXY STATEMENT

The special meeting of stockholders (the “special meeting”) of Monterey Bio Acquisition Corporation (“Monterey Bio,” the “Company,” “we,” “us” or “our”), a Delaware corporation, will be held on September 29, 2022 at 11:00 a.m., local time, at the offices of Greenberg Traurig, LLP, located at 1750 Tysons Boulevard, Suite 1000, McLean, VA 22102 to consider and vote upon the following proposals:

•	Proposal No. 1 - The Charter Amendment Proposal – a proposal to amend (the “Charter Amendment”) Monterey Bio’s amended and restated certificate of incorporation (the “charter”) by allowing us to extend (the “Extension”) the date by which we have to consummate a business combination (the “Combination Period”) for an additional three (3) months, from October 5, 2022 (the date which is 12 months from the closing date of our initial public offering of our units (the “IPO”)) to January 5, 2023, by depositing into the trust account (the “trust account”) $350,000 (the “Extension Payment”) for the three-month extension, and thereafter to extend the Combination Period up to six (6) times by an additional month each time (or up to July 5, 2023) by depositing into the trust account $120,000 for each additional month extension;

•	Proposal No. 2 - The Trust Amendment Proposal – a proposal to amend (the “Trust Amendment” and together with the Charter Amendment, the “Extensions”) the Investment Management Trust Agreement, dated September 30, 2021, by and between Continental Stock Transfer & Trust Company and Monterey Bio (the “Trust Agreement”), allowing us to extend the Combination Period for an additional three (3) months, from October 5, 2022 to January 5, 2023 (the “Trust Amendment”), by depositing into the trust account the Extension Payment for the three-month extension, and thereafter to extend the Combination Period up to six (6) times by an additional month each time (or up to July 5, 2023) by depositing into the trust account $120,000 for each additional month extension;

•	Proposal No. 3 - The Director Proposal – a proposal to re-elect five directors to the Company’s board of directors, with each such director to serve until the second annual meeting of stockholders following this special meeting or until his or her successor is elected and qualified; and

•	Proposal No. 4 - The Auditor Proposal – a proposal to ratify the selection by our Audit Committee of Marcum LLP to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022.

The IPO prospectus and charter provide that we have until October 5, 2022 to complete a merger, share exchange, asset acquisition, stock purchase, recapitalization, reorganization or other similar business combination with one or more businesses or entities (a “Business Combination”). Our charter and Trust Agreement provide that we have the right to extend the period of time to consummate a Business Combination up to three times by an additional three months each time (for a total of up to 21 months to complete a Business Combination) by depositing into the trust account maintained by Continental Stock Transfer & Trust Company, acting as trustee, an amount of $0.10 per unit sold to the public in the IPO for each such three-month extension (resulting in a total deposit of $10.40 per unit sold to the public in the event all three extensions are elected) (each, an “Extension Election”), as described in more detail in the IPO prospectus. If the Charter Amendment Proposal and the Trust Amendment Proposal are approved, we will not have to rely on an Extension Election, but will instead have the right to extend the Combination Period for an additional three (3) months, from October 5, 2022 to January 5, 2023 by depositing into the trust account the Extension Payment for the three-month extension, and thereafter to extend the Combination Period up to six (6) times by an additional month each time (or up to July 5, 2023) by depositing into the trust account $120,000 for each additional month extension.

The Board of Directors of the Company (the “Board”) currently believes that there will not be sufficient time before October 5, 2022, to complete a Business Combination and desires to have the flexibility to extend the Company’s time to complete a Business Combination on terms other than those set forth in its charter. The purpose of the Extensions is to provide the Company more time to complete a Business Combination, which the Board believes is in the best interests of our stockholders.

Holders (“public stockholders”) of shares of our common stock sold in the IPO (“public shares”) may elect to redeem their shares for their pro rata portion of the funds available in the trust account in connection with the Charter Amendment Proposal and the Trust Amendment Proposal (the “Election”) regardless of whether such public stockholders vote “FOR” or “AGAINST” the Charter Amendment Proposal and the Trust Amendment Proposal and an Election can also be made by public stockholders who do not vote, or do not instruct their broker or bank how to vote, at the special meeting. Public stockholders may make an Election regardless of whether such public stockholders were holders as of the record date. We believe that such redemption right protects our public stockholders from having to sustain their investments for an unreasonably long period if we fail to find a suitable acquisition in the timeframe initially contemplated by our charter. In addition, regardless of whether public stockholders vote “FOR” or “AGAINST” the Charter Amendment Proposal and the Trust Amendment Proposal, or do not vote, or do not instruct their broker or bank how to vote, at the special meeting, if the Charter Amendment Proposal and the Trust Amendment Proposal are approved by the requisite vote of stockholders (and not abandoned), the remaining holders of public shares will retain their right to redeem their public shares for their pro rata portion of the funds available in the trust account upon consummation of a Business Combination.

Approval of the Charter Amendment Proposal requires the affirmative vote of at least 65% of our outstanding shares of common stock and approval of the Trust Amendment Proposal requires the affirmative vote of at least a majority of our outstanding shares of common stock. A plurality of the votes cast by the stockholders present in person or represented by proxy at the meeting is required for the re-election of each of the directors in the Director Proposal and the affirmative vote of at least a majority of the votes cast by the stockholders present in person or represented by proxy at the special meeting is required to approve the Auditor Proposal.

The withdrawal of funds from the trust account in connection with the Election will reduce the amount held in the trust account following the redemption, and the amount remaining in the trust account may be significantly reduced from the approximately $116,320,912 held in the trust account as of June 30, 2022. In such event, we may need to obtain additional funds to complete a Business Combination and there can be no assurance that such funds will be available on terms acceptable to the parties or at all.

If the Extensions are not approved by October 5, 2022, unless there is an Extension Election, we will (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten business days thereafter, subject to lawfully available funds therefor, redeem 100% of the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including interest earned on the funds held in the trust account and not previously released to us to pay our taxes (less up to $100,000 of interest to pay dissolution expenses), divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law; and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our Board, dissolve and liquidate, subject in each case to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law.

In the IPO, we issued and sold to the public, units consisting of shares of common stock and warrants. We also issued identical warrants in a private placement to NorthStar Bio Ventures, LLC (“NorthStar”) and Chardan Monterey Investments, LLC, our co-sponsor and an affiliate of Chardan (“Chardan Monterey” and together with NorthStar, the “Co-Sponsors”).

Prior to the IPO, the Co-Sponsors, officers, and directors waived their rights to liquidating distributions from the trust account with respect to their shares of common stock acquired directly from the Company and warrants issued to the Co-Sponsors. As a consequence of such waivers, any liquidating distribution that is made will be only with respect to the public shares. There will be no distribution from the trust account with respect to our warrants, which will expire worthless in the event the Company winds up.

Our Co-Sponsors have agreed that they will be liable to us if and to the extent any claims by a third party (excluding our independent registered public accounting firm) for services rendered or products sold to us, or a prospective target business with which we have discussed entering into a transaction agreement, reduce the amounts in the trust account to below the lesser of (i) $10.10 per public share and (ii) the actual amount per share held in the trust account as of the date of the liquidation of the trust account if less than $10.10 per share due to reductions in the value of the trust assets, in each case less taxes payable, provided that such liability will not apply to any claims by a third-party who executed a waiver of any and all rights to seek access to the trust account nor will it apply to any claims under our indemnity of the underwriters of this offering against certain liabilities, including liabilities under the Securities Act of 1933, as amended (the “Securities Act”). However, we have not asked our Co-Sponsors to reserve for such indemnification obligations, nor have we independently verified whether our Co-Sponsors have sufficient funds to satisfy their indemnity obligations and we believe that our Co-Sponsors’ only assets are securities of our Company. Therefore, we cannot assure you that our Co-Sponsors would be able to satisfy those obligations. The per-share liquidation price for the public shares is anticipated to be approximately $10.10 (based on the amount expected to be in trust at the time of the special meeting). Nevertheless, we cannot assure you that the per share distribution from the trust account, if the Company liquidates, will not be less than $10.10, plus interest, due to unforeseen claims of potential creditors.

Under the Delaware General Corporation Law (the “DGCL”), stockholders may be held liable for claims by third parties against a corporation to the extent of distributions received by them in a dissolution. The pro rata portion of our trust account distributed to our public stockholders upon the redemption of 100% of our outstanding public shares in the event we do not complete our initial business combination within the required time period may be considered a liquidation distribution under Delaware law. If the corporation complies with certain procedures set forth in Section 280 of the DGCL intended to ensure that it makes reasonable provision for all claims against it, including a 60-day notice period during which any third-party claims can be brought against the corporation, a 90-day period during which the corporation may reject any claims brought, and an additional 150-day waiting period before any liquidating distributions are made to stockholders, any liability of stockholders with respect to a liquidating distribution is limited to the lesser of such stockholder’s pro rata share of the claim or the amount distributed to the stockholder, and any liability of the stockholder would be barred after the third anniversary of the dissolution.

However, because we will not be complying with Section 280 of the DGCL, Section 281(b) of the DGCL requires us to adopt a plan, based on facts known to us at such time that will provide for our payment of all existing and pending claims or claims that may be potentially brought against us within the subsequent ten years. However, because we are a blank check company, rather than an operating company, and our operations will be limited to searching for prospective target businesses to acquire, the only likely claims to arise would be from our vendors (such as lawyers, investment bankers, etc.) or prospective target businesses.

Approval of the Extensions will constitute consent for Monterey Bio to instruct the trustee to (i) remove from the trust account an amount (the “Withdrawal Amount”) equal to the number of public shares properly redeemed multiplied by the per-share price, equal to the aggregate amount then on deposit in the trust account, including interest not previously released to us to pay our taxes, divided by the number of then outstanding public shares and (ii) deliver to the holders of such redeemed public shares their portion of the Withdrawal Amount. The remainder of such funds shall remain in the trust account and be available for use by us to complete a business combination on or before January 5, 2023 (or up to July 5, 2023, as applicable). Holders of public shares who do not redeem their public shares now will retain their redemption rights and their ability to vote on any Business Combination through January 5, 2023 (or up to July 5, 2023, as applicable) if the Extensions are approved.

The record date for the special meeting is September 6, 2022. Record holders of our common stock at the close of business on the record date are entitled to vote or have their votes cast at the special meeting. On the record date, there were 14,375,000 outstanding shares of common stock. Our warrants do not have voting rights.

This proxy statement contains important information about the special meeting and the proposals. Please read it carefully and vote your shares.

This proxy statement, including the form of proxy, and our 2021 annual report on Form 10-K are first being mailed to stockholders on or about September 9, 2022.

ANNEX B	B-1

i

QUESTIONS AND ANSWERS ABOUT THE SPECIAL MEETING

These Questions and Answers are only summaries of the matters they discuss. They do not contain all of the information that may be important to you. You should read carefully the entire document, including the annexes to this proxy statement.

Q. Why am I receiving this proxy statement?

A.       This proxy statement and the accompanying materials are being sent to you in connection with the solicitation of proxies by the Board, for use at the special meeting of stockholders to be held on September 29, 2022 at 11:00 a.m., local time, at the offices of Greenberg Traurig, LLP, located at 1750 Tysons Boulevard, Suite 1000, McLean, VA 22102, or at any adjournments or postponements thereof. This proxy statement summarizes the information that you need to make an informed decision on the proposals to be considered at the special meeting.

Monterey Bio is a blank check company incorporated in Delaware whose business purpose is to enter into a merger, share exchange, asset acquisition, stock purchase, recapitalization, reorganization or other similar business combination with one or more businesses or entities. In October 2021, we consummated our IPO from which we derived net proceeds of $116,150,000. Like most blank check companies, our charter provides for the return of the IPO proceeds held in trust to the holders of shares of common stock sold in the IPO if there is no qualifying business combination(s) consummated on or before a certain date. In our case, such certain date is October 5, 2022, unless there is an Extension Election. Our Board believes that it is in the best interests of the stockholders to continue the Company’s existence until January 5, 2023 (or up to July 5, 2023, as applicable) in order to allow the Company more time to complete a Business Combination, as the Company will not be able to do so by October 5, 2022 and the Board desires to have the flexibility to extend the Company’s time to complete a Business Combination on terms other than those set forth in its charter. Therefore, the Board is submitting proposals 1 and 2 described in this proxy statement for the stockholders to vote upon. In addition, we are proposing the re-election of five directors to the Board and the ratification of the selection by our Audit Committee of Marcum LLP (‘‘Marcum”) to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022.

Q. What is being voted on?

A.       You are being asked to vote on:

•      a proposal to amend our charter, allowing us to extend the Combination Period for an additional three (3) months, from October 5, 2022 to January 5, 2023, by depositing into the trust account the Extension Payment for the three-month extension, and thereafter to extend the Combination Period up to six (6) times by an additional month each time (or up to July 5, 2023) by depositing into the trust account $120,000 for each additional month extension;

•      a proposal to amend the Trust Agreement, allowing us to extend the Combination Period for an additional three (3) months, from October 5, 2022 to January 5, 2023, by depositing into the trust account the Extension Payment for the three-month extension, and thereafter to extend the Combination Period up to six (6) times by an additional month each time (or up to July 5, 2023) by depositing into the trust account $120,000 for each additional month extension;

●     a proposal to re-elect five directors to the Board, with each such director to serve until the second annual meeting of stockholders following this special meeting or until his successor is elected and qualified; and

●     a proposal to ratify the selection by our Audit Committee of Marcum LLP to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022.

Q. What is the purpose of the Extensions?

The purpose of the Extensions is to provide the Company with sufficient time to complete a Business Combination. The Board believes that it is in the best interests of our stockholders to provide the Company more time to consummate a Business Combination. We intend to hold another stockholders meeting prior to January 5, 2023 (or up to July 5, 2023, as applicable) in order to seek stockholder approval of a Business Combination. Each of the Charter Amendment Proposal and the Trust Amendment Proposal is cross-conditioned on the approval of each other.

If the Extensions are implemented, such approval will constitute consent for us to remove the Withdrawal Amount from the trust account, deliver to the holders of redeemed public shares their portion of the Withdrawal Amount and retain the remainder of the funds in the trust account for our use in connection with consummating a Business Combination on or before January 5, 2023 (or up to July 5, 2023, as applicable).

We will not proceed with the Extensions if redemptions of our public shares cause us to have less than $5,000,001 of net tangible assets following approval of the Charter Amendment Proposal and the Trust Amendment Proposal.

If the Charter Amendment Proposal and the Trust Amendment Proposal are approved, the removal of the Withdrawal Amount from the trust account in connection with the Election will reduce the amount held in the trust account following the Election. We cannot predict the amount that will remain in the trust account if the Extensions are approved and the amount remaining in the trust account may be only a fraction of the approximately $116,320,912 (including interest but less the funds used to pay taxes) that was in the trust account as of June 30, 2022, which could impact our ability to consummate a Business Combination.

If the Charter Amendment Proposal and the Trust Amendment Proposal are not approved by October 5, 2022, unless there is an Extension Election, the Company will (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten business days thereafter, subject to lawfully available funds therefor, redeem 100% of the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including interest earned on the funds held in the trust account and not previously released to us to pay our taxes (less up to $100,000 of interest to pay dissolution expenses), divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law; and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our Board, dissolve and liquidate, subject in each case to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law.

The Co-Sponsors and the initial stockholders have waived their rights to liquidating distributions from the trust account with respect to their shares of common stock acquired directly from the Company (but not including shares acquired in the open market) (the “private shares”). As a consequence of such waivers, any liquidating distribution that is made will be only with respect to the public shares. There will be no distribution from the trust account with respect to our warrants, which will expire worthless in the event the Company winds up. We will pay the costs of liquidation from our remaining assets outside of the trust account.

Q. Why is the Company proposing the Charter Amendment Proposal and Trust Amendment Proposal?

A.       Our charter and the Trust Agreement provide for the return of the IPO proceeds held in trust to the holders of shares of common stock sold in the IPO if there is no qualifying Business Combination(s) consummated on or before October 5, 2022, unless there is an Extension Election. However, our Board currently believes that there will not be sufficient time before October 5, 2022 to complete a Business Combination and our Board desires to have the flexibility to extend the Company’s time to complete a Business Combination on terms other than those set forth in its charter. The Company needs additional time to complete a Business Combination. The purpose of the Extensions is to provide the Company with sufficient time to complete a Business Combination, which our Board believes is in the best interests of our stockholders. In the event that we enter into a definitive agreement to consummate a Business Combination, we will need additional time to prepare, file with the SEC, and deliver to our stockholders a proxy statement to seek stockholder approval of a Business Combination.

You are not being asked to vote on any Business Combination at this time. If the Extensions are implemented and you do not elect to redeem your public shares in connection with the Elections, you will retain the right to vote on a future Business Combination when it is submitted to stockholders and the right to redeem your public shares for cash from the trust account in the event such future Business Combination is approved and completed or the Company has not consummated a Business Combination by January 5, 2023 (or up to July 5, 2023, as applicable).

Q. Why should I vote for the Charter Amendment Proposal and the Trust Amendment Proposal?

A.        Our Board believes stockholders will benefit from the Company consummating a Business Combination and is proposing the Charter Amendment Proposal and the Trust Amendment Proposal to allow us to extend the Combination Period for an additional three (3) months, from October 5, 2022 to January 5, 2023, by depositing into the trust account the Extension Payment for the three-month extension, and thereafter to extend the Combination Period up to six (6) times by an additional month each time (or up to July 5, 2023) by depositing into the trust account $120,000 for each additional month extension. The Charter Amendment Proposal and the Trust Amendment Proposal would give us the opportunity to complete a Business Combination.

Our charter provides that if our stockholders approve an amendment to our charter that would affect the substance or timing of our obligation to redeem 100% of our public shares if we do not complete a Business Combination before October 5, 2022, if there is no Extension Election, we will provide our public stockholders with the opportunity to redeem all or a portion of their shares of common stock upon such approval at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including interest earned on the funds held in the trust account not previously released to us to pay our taxes, divided by the number of then outstanding public shares. We believe that this charter provision was included to protect our stockholders from having to sustain their investments for an unreasonably long period if we failed to find a suitable business combination in the timeframe contemplated by the charter. Our Board also believes, however, that is in the best interests of our stockholders to provide our Company with additional time to complete a Business Combination.

Q. How do the Monterey Bio insiders intend to vote their shares?

A.        All of our directors, executive officers and their respective affiliates are expected to vote any common stock over which they have voting control (including any public shares owned by them) in favor of all of the proposals.

Our directors, executive officers and their respective affiliates are not entitled to redeem their founder shares. With respect to shares purchased in the open market by our directors, executive officers and their respective affiliates, such public shares may be redeemed. On the record date, our directors, executive officers and their affiliates beneficially owned and were entitled to vote 2,875,000 founder shares, representing approximately 20% of our issued and outstanding common stock. Our directors, executive officers and their affiliates did not beneficially own any public shares as of such date.

Our directors, executive officers and their affiliates may choose to buy public shares in the open market and/or through negotiated private purchases. In the event that purchases do occur, the purchasers may seek to purchase shares from stockholders who would otherwise have voted against the proposals. Any public shares held by affiliates of Monterey Bio may be voted in favor of the proposals.

Q. What vote is required to approve each of the proposals?

A.        Approval of the Charter Amendment Proposal requires the affirmative vote of at least 65% of our outstanding shares of common stock.

Approval of the Trust Amendment Proposal requires the affirmative vote of at least a majority of our outstanding shares of common stock.

Approval of the re-election of each of the directors in the Director Proposal requires a plurality of the votes cast by the stockholders present in person or represented by proxy at the special meeting. This means that the five nominees who receive the highest number of “FOR” votes will be elected as directors.

Approval of the Auditor Proposal requires the affirmative vote of at least a majority of the votes cast by the stockholders present in person or represented by proxy at the special meeting.

With respect to the Charter Amendment Proposal and the Trust Amendment Proposal, abstentions and broker non-votes will have the same effect as “AGAINST” votes. Abstentions will be counted in connection with the determination of whether a valid quorum is established, but abstentions and broker non-votes will have no effect on the approval of the Auditor Proposal.

With respect to the Director Proposal, “WITHHOLD” votes and broker non-votes will have no effect on the results of the election of directors, but “WITHHOLD” votes and broker non-votes will be counted in connection with the determination of whether a valid quorum is established..

Q. What if I don’t want to vote for the Charter Amendment Proposal or the Trust Amendment Proposal?	A. If you do not want the Charter Amendment Proposal or the Trust Amendment Proposal to be approved, you must abstain, not vote, or vote against the proposals. If the Charter Amendment Proposal and the Trust Amendment Proposal are approved, and the Extensions are implemented, the Withdrawal Amount will be withdrawn from the trust account and paid to the redeeming public stockholders.

Q. Will you seek any further extensions to liquidate the trust account?	A. Other than the extensions until the January 5, 2023 (or up to July 5, 2023, as applicable) as described in this proxy statement, we do not currently anticipate seeking any further extensions to consummate a Business Combination. We have provided that all holders of public shares, including those who vote for the Extensions, may elect to redeem their public shares into their pro rata portion of the trust account and should receive the funds shortly after the stockholder meeting which is scheduled for September 29, 2022. Those holders of public shares who elect not to redeem their shares now shall retain redemption rights with respect to future Business Combinations, or, if we do not consummate a Business Combination by January 5, 2023 (or up to July 5, 2023, as applicable), such holders shall be entitled to their pro rata portion of the trust account on such date.
Q. What happens if the Charter Amendment is not approved?

A.       If the Charter Amendment is not approved and we have not consummated a business combination by October 5, 2022, unless there is an Extension Election, we will (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten business days thereafter, subject to lawfully available funds therefor, redeem 100% of the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including interest earned on the funds held in the trust account and not previously released to us to pay our taxes (less up to $100,000 of interest to pay dissolution expenses), divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law; and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our Board, dissolve and liquidate, subject in each case to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law.

The Co-Sponsors and initial stockholders have waived their rights to liquidating distributions from the trust account with respect to their private shares. As a consequence of such waivers, any liquidating distribution that is made will be only with respect to the public shares. There will be no distribution from the trust account with respect to our warrants, which will expire worthless if the Company winds up. We will pay the costs of liquidation from our remaining assets outside of the trust account.

Q. If the Charter Amendment Proposal and the Trust Amendment Proposal are approved, what happens next?

A.       If the Charter Amendment Proposal is approved, we will file an amendment to the charter with the Secretary of State of the State of Delaware in the form of Annex A hereto to extend the time we must complete a Business Combination until January 5, 2023 (or up to July 5, 2023, as applicable). If the Trust Amendment Proposal is approved, we will execute an amendment to Trust Agreement in the form of Annex B hereto. We will remain a reporting company under the Exchange Act, and our units, common stock, and public warrants will remain publicly traded. We will then continue to work to consummate a Business Combination by January 5, 2023 (or up to July 5, 2023, as applicable).

If the Extensions are implemented, the removal of the Withdrawal Amount from the trust account in connection with the Election will reduce the amount held in the trust account. We cannot predict the amount that will remain in the trust account if the Extensions are implemented, and the amount remaining in the trust account may be only a fraction of the amount that was in the trust account as of June 30, 2022. However, we will not proceed with the Extensions if the number of redemptions of our public shares causes us to have less than $5,000,001 of net tangible assets following approval of the Charter Amendment Proposal and the Trust Amendment Proposal.

Q. Would I still be able to exercise my redemption rights if I vote against a proposed business combination?	A. Unless you elect to redeem all of your shares, you will be able to vote on any Business Combination when it is submitted to stockholders. If you disagree with the Business Combination, you will retain your right to redeem your public shares upon consummation of a Business Combination in connection with the stockholder vote to approve the Business Combination, subject to any limitations set forth in the charter.
Q. How do I change my vote?	A. If you have submitted a proxy to vote your shares and wish to change your vote, you may do so by delivering a later-dated, signed proxy card to Morrow Sodali LLC, Monterey Bio’s proxy solicitor, prior to the date of the special meeting or by voting in person at the special meeting. Attendance at the special meeting alone will not change your vote. You also may revoke your proxy by sending a notice of revocation to: Morrow Sodali LLC, 333 Ludlow Street, 5th Floor, South Tower, Stamford CT 06902.
Q. How are votes counted?

Votes will be counted by the inspector of election appointed for the meeting, who will separately count “FOR”, “AGAINST” or “WITHHOLD” votes, as well as abstentions and broker non-votes.

Approval of the Charter Amendment Proposal requires the affirmative vote of at least 65% of our outstanding shares of common stock.

Approval of the Trust Amendment Proposal requires the affirmative vote of at least a majority of our outstanding shares of common stock.

Approval of the re-election of each of the directors in the Director Proposal requires a plurality of the votes cast by the stockholders present in person or represented by proxy at the special meeting. This means that the five nominees who receive the highest number of “FOR” votes will be elected as directors.

Approval of the Auditor Proposal requires the affirmative vote of at least a majority of the votes cast by the stockholders present in person or represented by proxy at the special meeting.

With respect to the Charter Amendment Proposal and the Trust Amendment Proposal, abstentions and broker non-votes will have the same effect as “AGAINST” votes. Abstentions will be counted in connection with the determination of whether a valid quorum is established, but abstentions and broker non-votes will have no effect on the approval of the Auditor Proposal.

With respect to the Director Proposal, “WITHHOLD” votes and broker non-votes will have no effect on the results of the election of directors, but “WITHHOLD” votes and broker non-votes will be counted in connection with the determination of whether a valid quorum is established.

If your shares are held by your broker as your nominee (that is, in “street name”), you may need to obtain a proxy form from the institution that holds your shares and follow the instructions included on that form regarding how to instruct your broker to vote your shares. If you do not give instructions to your broker, your broker can vote your shares with respect to “discretionary” items, but not with respect to “non-discretionary” items. Discretionary items are proposals considered routine under the rules of the New York Stock Exchange applicable to member brokerage firms. These rules provide that for routine matters your broker has the discretion to vote shares held in street name in the absence of your voting instructions. Only the Auditor Proposal is considered a routine matter. On non-discretionary items for which you do not give your broker instructions, the shares will be treated as broker non-votes.

Q. If my shares are held in “street name,” will my broker automatically vote them for me?	A. With respect to the Charter Amendment Proposal, the Trust Amendment Proposal and the Director Proposal, your broker can vote your shares only if you provide them with instructions on how to vote. You should instruct your broker to vote your shares. Your broker can tell you how to provide these instructions. Your broker may automatically vote your shares with respect to the Auditor Proposal.
Q. What is a quorum requirement?

A.       A quorum of stockholders is necessary to hold a valid meeting. A quorum will be present with regard to each of the proposals if at least a majority of the outstanding shares of common stock on the record date are represented by stockholders present at the meeting or by proxy at the special meeting.

Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee) or if you vote in person at the special meeting. Abstentions and broker non-votes will be counted towards the quorum requirement. If there is no quorum, the chairman of the special meeting may adjourn the special meeting to another date.

Q. Who can vote at the special meeting?

A.       Only holders of record of our common stock at the close of business on September 6, 2022, the record date, are entitled to have their vote counted at the special meeting and any adjournments or postponements thereof. On the record date, 14,375,000 shares of common stock, including 11,500,000 public shares, were outstanding and entitled to vote.

Stockholder of Record: Shares Registered in Your Name. If on the record date your shares were registered directly in your name with our transfer agent, Continental Stock Transfer & Trust Company, then you are a stockholder of record. As a stockholder of record, you may vote in person at the special meeting or vote by proxy. Whether or not you plan to attend the special meeting in person, we urge you to fill out and return the enclosed proxy card to ensure your vote is counted.

Beneficial Owner: Shares Registered in the Name of a Broker or Bank. If on the record date your shares were held, not in your name, but rather in an account at a brokerage firm, bank, dealer, or other similar organization, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. As a beneficial owner, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the special meeting. However, since you are not the stockholder of record, you may not vote your shares in person at the special meeting unless you request and obtain a valid proxy from your broker or other agent.

Q. How does the Board recommend I vote?	A. After careful consideration of the terms and conditions of these proposals, the Board has determined that each of the Charter Amendment Proposal and the Trust Amendment Proposal are fair to and in the best interests of the Company and our stockholders. The Board recommends that our stockholders vote “FOR” each of the Charter Amendment Proposal and the Trust Amendment Proposal. In addition, the Board recommends that you vote “FOR” the Director Proposal and the Auditor Proposal.
Q. What interests do the Company’s directors and officers have in the approval of the proposals?	A. Monterey Bio’s directors and officers have interests in the proposals that may be different from, or in addition to, your interests as a stockholder. These interests include ownership of founder shares and warrants that may become exercisable in the future and the possibility of future compensatory arrangements. See the section entitled “The Charter Amendment Proposal—Interests of Monterey Bio’s Directors and Officers.”
Q. What if I object to the Charter Amendment and Trust Amendment Proposal? Do I have appraisal rights?	A. If you do not want the Charter Amendment Proposal and Trust Amendment Proposal to be approved, you must vote against such proposals, abstain from voting or refrain from voting. If holders of public shares do not elect to redeem their public shares, such holders shall retain redemption rights in connection with any future Business Combination we propose. You will still be entitled to make the Election if you vote against, abstain or do not vote on the Charter Amendment or the Trust Amendment Proposal. In addition, public stockholders who do not make the Election would be entitled to redemption if we have not completed a business combination by January 5, 2023 (or up to July 5, 2023, as applicable). Our stockholders do not have appraisal rights in connection with the Charter Amendment and Trust Amendment Proposal under the DGCL.
Q. What happens to the Monterey Bio warrants if the Charter Amendment Proposal and the Trust Amendment Proposal are not approved?	A. If the Charter Amendment Proposal and the Trust Amendment Proposal are not approved and we have not consummated a Business Combination by October 5, 2022, unless there is an Extension Election, we will (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten business days thereafter, subject to lawfully available funds therefor, redeem 100% of the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including interest earned on the funds held in the trust account and not previously released to us to pay our taxes (less up to $100,000 of interest to pay dissolution expenses), divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law; and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our Board, dissolve and liquidate, subject in each case to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law. There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless in the event the Company winds up.
Q. What happens to the Monterey Bio warrants if the Charter Amendment Proposal and the Trust Amendment Proposal are approved?	A. If the Charter Amendment Proposal and the Trust Amendment Proposal are approved, we will continue our efforts to consummate a Business Combination until January 5, 2023 (or up to July 5, 2023, as applicable), and will retain the blank check company restrictions previously applicable to us. The warrants will remain outstanding in accordance with their terms.

Q. What do I need to do now?	A. We urge you to read carefully and consider the information contained in this proxy statement, including the annexes, and to consider how the proposals will affect you as our stockholder. You should then vote as soon as possible in accordance with the instructions provided in this proxy statement and on the enclosed proxy card.
Q. How do I vote?

A.       If you are a holder of record of our common stock, you may vote in person at the special meeting or by submitting a proxy for the special meeting. Whether or not you plan to attend the special meeting in person, we urge you to vote by proxy to ensure your vote is counted. You may submit your proxy by completing, signing, dating and returning the enclosed proxy card in the accompanying pre-addressed postage paid envelope. You may still attend the special meeting and vote in person if you have already voted by proxy.

If your shares of our common stock are held in “street name” by a broker or other agent, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the special meeting. However, since you are not the stockholder of record, you may not vote your shares in person at the special meeting unless you request and obtain a valid proxy from your broker or other agent.

Q. How do I redeem my shares of Monterey Bio common stock?

A.       If the Extensions are implemented, each public stockholder may seek to redeem such stockholder’s public shares for its pro rata portion of the funds available in the trust account, less any income taxes owed on such funds but not yet paid. You will also be able to redeem your public shares in connection with any stockholder vote to approve a proposed business combination, or if the Company has not consummated a business combination by January 5, 2023 (or up to July 5, 2023, as applicable).

In connection with tendering your shares for redemption, you must elect either to physically tender your share certificates to Continental Stock Transfer & Trust Company, the Company’s transfer agent, at Continental Stock Transfer & Trust Company, One State Street, 30th Floor, New York, New York 10004-1561, Attn: Mark Zimkind, mzimkind@continentalstock.com, at least two business days prior to the special meeting or to deliver your shares to the transfer agent electronically using The Depository Trust Company’s DWAC (Deposit/Withdrawal At Custodian) System, which election would likely be determined based on the manner in which you hold your shares.

Certificates that have not been tendered in accordance with these procedures at least two business days prior to the special meeting will not be redeemed for cash. Any request for redemption, once made by a public stockholder, may not be withdrawn once submitted to us unless our Board determines (in its sole discretion) to permit the withdrawal of such redemption request (which they may do in whole or in part). In addition, if you deliver your shares for redemption to the transfer agent and later decide prior to the special meeting not to redeem your shares, you may request that the transfer agent return the shares (physically or electronically). You may make such request by contacting our transfer agent at the address listed above.

Q. What should I do if I receive more than one set of voting materials?	A. You may receive more than one set of voting materials, including multiple copies of this proxy statement and multiple proxy cards or voting instruction cards, if your shares are registered in more than one name or are registered in different accounts. For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares. Please complete, sign, date and return each proxy card and voting instruction card that you receive in order to cast a vote with respect to all of your shares.
Q. Who is paying for this proxy solicitation?	A. We will pay for the entire cost of soliciting proxies. We have also retained Morrow Sodali LLC, a proxy solicitation firm, for assistance in connection with the solicitation of proxies for the special meeting. Any customary fees of Morrow Sodali LLC will be paid by us. We estimate that our proxy solicitor fees will be approximately $25,000 plus reasonable out of pocket expenses. In addition to these mailed proxy materials, our directors and officers may also solicit proxies in person, by telephone or by other means of communication. These parties will not be paid any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners.
Q. Where do I find the voting results of the special meeting?	A. We will announce preliminary voting results at the special meeting. The final voting results will be tallied by the inspector of election and published in a Current Report on Form 8-K, we are required to file with the SEC within four business days following the special meeting.
Q. Who can help answer my questions?

A.        If you have questions, you may write or call Monterey Bio’s proxy solicitor:

Morrow Sodali LLC

333 Ludlow Street, 5th Floor, South Tower

Stamford CT 06902

Tel: Toll-Free (800) 662-5200 or (203) 658-9400

Email: MTRY.info@investor.morrowsodali.com

You may also obtain additional information about the Company from documents filed with the SEC by following the instructions in the section entitled “Where You Can Find More Information.”

FORWARD-LOOKING STATEMENTS

This proxy statement and the documents to which we refer you in this proxy statement contain “forward-looking statements” as that term is defined by the Private Securities Litigation Reform Act of 1995, which we refer to as the Act, and the federal securities laws. Any statements that do not relate to historical or current facts or matters are forward-looking statements. You can identify some of the forward-looking statements by the use of forward-looking words such as “anticipate,” “believe,” “plan,” “estimate,” “expect,” “intend,” “should,” “may” and other similar expressions, although not all forward-looking statements contain these identifying words. There can be no assurance that actual results will not materially differ from expectations. Such statements include, but are not limited to, any statements relating to our ability to consummate a business combination, and any other statements that are not statements of current or historical facts. These forward-looking statements are based on information available to the Company as of the date of the proxy materials and current expectations, forecasts and assumptions and involve a number of risks and uncertainties. Accordingly, forward-looking statements should not be relied upon as representing the Company’s views as of any subsequent date and the Company undertakes no obligation to update forward-looking statements to reflect events or circumstances after the date they were made.

These forward-looking statements involve a number of known and unknown risks and uncertainties or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements. Some factors that could cause actual results to differ include:

•	the ability of the Company to effect the Charter Amendment or Trust Amendment or consummate a Business Combination;

•	unanticipated delays in the distribution of the funds from the trust account;

•	claims by third parties against the trust account; or

•	the ability of the Company to finance and consummate a Business Combination.

You should carefully consider these risks, in addition to the risk factors set forth in our other filings with the SEC, including the final prospectus related to our IPO dated September 30, 2021 (Registration No. 333-259378), our Annual Report on Form 10-K for the fiscal year ended December 31, 2021 and our other filings with the SEC. The documents we file with the SEC, including those referred to above, also discuss some of the risks that could cause actual results to differ from those contained or implied in the forward-looking statements. See “Where You Can Find More Information” for additional information about our filings.

BACKGROUND

Our Company

We are a blank check company incorporated as a Delaware corporation on October 1, 2020, whose business purpose is to enter into a merger, share exchange, asset acquisition, stock purchase, recapitalization, reorganization or other similar business combination with one or more businesses or entities.

On October 5, 2021, we consummated our IPO of 10,000,000 units at a price of $10.00 per unit, generating gross proceeds of $100,000,000. Each unit consists of one share of common stock and one redeemable warrant (“public warrant”), with each public warrant entitling the holder thereof to purchase one share of common stock at a price of $11.50 per share. On October 6, 2021, the underwriter exercised its over-allotment option in full, resulting in our issuance of an additional 1,500,000 units at a public offering price of $10.00 per unit. After giving effect to the exercise and close of the option, an aggregate of 11,500,000 units have been issued in the IPO, with aggregate gross proceeds of $115,000,000.

Our units began trading on October 1, 2021 on the Nasdaq Global Market (“Nasdaq”) under the symbol “MTRYU.” Commencing on November 22, 2021, the shares of common stock and warrants comprising the units began separate trading on Nasdaq under the symbols “MTRY” and “MTRYW,” respectively. Those units not separated continue to trade on Nasdaq under the symbol “MTRYU.”

Prior to our IPO, on September 18, 2020, Chardan Monterey purchased 5,000,000 shares of common stock from us for $25,000, or $0.005 per share. On May 20, 2021, Chardan Monterey transferred 687,500 founder shares back to us for no consideration, which shares were cancelled. On May 21, 2021, Chardan Monterey transferred 3,315,625 founder shares to NorthStar at a price of $0.006 per share. On May 21, 2021, NorthStar transferred 150,000 founder shares to Dr. Satyal, our chief executive officer, and transferred 35,000 founder shares to each of our directors at a price of $0.006 per share. On September 1, 2021, NorthStar transferred 1,078,125 founder shares back to us and Chardan Monterey transferred 359,375 founder shares back to us, in each case for no consideration, which shares were cancelled. As a result, NorthStar holds a balance of 1,912,500 founder shares and Chardan Monterey holds a balance of 637,500 founder shares.

Simultaneously with the consummation of our initial public offering, we consummated the private placement of 3,750,000 private warrants to NorthStar and 1,250,000 private warrants to Chardan Monterey, in each case at a price of $1.00 per private warrant, generating gross proceeds of $5,000,000. In connection with the full exercise of the underwriters’ over-allotment option, NorthStar purchased an additional 337,500 private warrants and Chardan Monterey purchased an additional 112,500 private warrants, in each case, at a price of $1.00 per private warrant, generating additional gross proceeds of $450,000.

A total of $116,150,000 from the net proceeds of the sale of the units in our initial public offering and the sale of the private placements, including as a result of the full exercise of the underwriters’ over-allotment option, was placed in a trust account established for the benefit of our public stockholders (the “trust account”), with Continental Stock Transfer & Trust Company acting as trustee.

As of June 30, 2022, we had approximately $116,320,912 (including interest but less the funds used to pay taxes) in the trust account.

The mailing address of our principal executive office is 17 State Street, 21st Floor, New York, NY 10004, and our telephone number is (917) 267-0216.

The Special Meeting

Date, Time and Place. The special meeting of stockholders will be held on September 29, 2022 at 11:00 a.m., local time, at the offices of Greenberg Traurig, LLP, located at 1750 Tysons Boulevard, Suite 1000, McLean, VA 22102.

Voting Power; Record Date. You will be entitled to vote or direct votes to be cast at the special meeting, if you owned shares of our common stock at the close of business on September 6, 2022, the record date for the special meeting. You will have one vote per proposal for each share you owned at that time. Our warrants do not carry voting rights.

Votes Required. Approval of the Charter Amendment Proposal requires the affirmative vote of at least 65% of our outstanding shares of common stock.

Approval of the Trust Amendment Proposal requires the affirmative vote of at least a majority of our outstanding shares of common stock.

Approval of the re-election of each of the directors in the Director Proposal requires a plurality of the votes cast by the stockholders present in person or represented by proxy at the special meeting. This means that the five nominees who receive the highest number of “FOR” votes will be elected as directors.

Approval of the Auditor Proposal requires the affirmative vote of at least a majority of the votes cast by the stockholders present in person or represented by proxy at the special meeting.

With respect to the Charter Amendment Proposal and the Trust Amendment Proposal, abstentions and broker non-votes will have the same effect as “AGAINST” votes. Abstentions will be counted in connection with the determination of whether a valid quorum is established, but abstentions and broker non-votes will have no effect on the approval of the Auditor Proposal.

With respect to the Director Proposal, “WITHHOLD” votes and broker non-votes will have no effect on the outcome of the election of directors, but “WITHHOLD” votes and broker non-votes will be counted in connection with the determination of whether a valid quorum is established.

At the close of business on the record date, there were 14,375,000 outstanding shares of common stock, including 11,500,000 public shares, each of which entitles its holder to cast one vote per proposal.

If you do not want the Charter Amendment Proposal or the Trust Amendment Proposal approved, you should vote against the proposals or abstain from voting on the proposals. If you want to obtain your pro rata portion of the trust account in the event the Extensions are implemented, which will be paid shortly after the special meeting scheduled for September 29, 2022, you must demand redemption of your shares. Holders of public shares may redeem their public shares regardless of whether they vote for or against the Charter Amendment Proposal and Trust Amendment Proposal or abstain.

Proxies; Board Solicitation. Your proxy is being solicited by the Board on the proposals being presented to stockholders at the special meeting to approve the proposals. No recommendation is being made as to whether you should elect to redeem your shares. Proxies may be solicited in person or by telephone. If you grant a proxy, you may still revoke your proxy and vote your shares in person at the special meeting.

We have retained Morrow Sodali LLC to aid in the solicitation of proxies. Morrow Sodali LLC will receive a fee of approximately $25,000, as well as reimbursement for certain costs and out-of-pocket expenses incurred by them in connection with their services, all of which will be paid by us. In addition, our officers and directors may solicit proxies by mail, telephone, facsimile, and personal interview, for which no additional compensation will be paid, though they may be reimbursed for their out-of-pocket expenses. We will bear the cost of preparing, assembling and mailing the enclosed form of proxy, this proxy statement and other material which may be sent to stockholders in connection with this solicitation. We may reimburse brokerage firms and other nominee holders for their reasonable expenses in sending proxies and proxy material to the beneficial owners of our shares.

PROPOSAL NO. 1 – THE CHARTER AMENDMENT PROPOSAL

The Charter Amendment

We are proposing to amend our charter to allow us to extend the Combination Period for an additional three (3) months, from October 5, 2022 to January 5, 2023, by depositing into the trust account the Extension Payment for the three-month extension, and thereafter to extend the Combination Period up to six (6) times by an additional month each time (or up to July 5, 2023) by depositing into the trust account $120,000 for each month additional extension. The approval of the Charter Amendment Proposal is essential to the overall implementation of the Board’s plan to allow us more time to complete a Business Combination. Approval of the Charter Amendment Proposal is a condition to the implementation of the Extensions. A copy of the proposed amendment to the charter of the Company to effectuate the Extension is attached to this proxy statement as Annex A.

All holders of our public shares, whether they vote for or against the Charter Amendment Proposal or do not vote at all, will be permitted to convert all or a portion of their public shares into their pro rata portion of the trust account, provided that the Extensions are implemented. Holders of public shares do not need to be a holder of record on the record date in order to exercise redemption rights.

Reasons for the Charter Amendment

The IPO prospectus and charter originally provides that we have until October 5, 2022 (the date which was 12 months after the consummation of the IPO) to complete a Business Combination. Our charter and Trust Agreement further provide that we have the right to extend the period of time to consummate a Business Combination up to three times by an additional three months each time (for a total of up to 21 months to complete a Business Combination) by depositing into the trust account maintained by Continental Stock Transfer & Trust Company, acting as trustee, an amount of $0.10 per unit sold to the public in the IPO for each such three-month extension (resulting in a total deposit of $10.40 per unit sold to the public in the event all three extensions are elected) (each, an “Extension Election”), as described in more detail in our IPO prospectus. If the Charter Amendment Proposal is approved, we will instead have the right to extend the Combination Period for an additional three (3) months, from October 5, 2022 to January 5, 2023, by depositing into the trust account the Extension Payment for the three-month extension, and thereafter to extend the Combination Period up to six (6) times by an additional month each time (or up to July 5, 2023) by depositing into the trust account $120,000 for each additional month extension.

Our Board believes that there will not be sufficient time before October 5, 2022 to allow us to consummate a Business Combination and our Board desires to have the flexibility to extend the Company’s time to complete a Business Combination on terms other than those set forth in its charter. Accordingly, we have determined to seek stockholder approval to extend the time for closing a Business Combination beyond October 5, 2022 to January 5, 2023 (or up to July 5, 2023, as applicable). The Company and our officers and directors agreed that we would not seek to amend our charter to allow for a longer period of time to complete a business combination unless we provided holders of public shares with the right to seek redemption of their public shares in connection with the amendment.

If the Charter Amendment is Not Approved

If the Charter Amendment is not approved by October 5, 2022, unless there is an Extension Election, we will (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten business days thereafter, subject to lawfully available funds therefor, redeem 100% of the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including interest earned on the funds held in the trust account and not previously released to us to pay our taxes (less up to $100,000 of interest to pay dissolution expenses), divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law; and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our Board, dissolve and liquidate, subject in each case to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law.

The Co-Sponsors and initial stockholders have waived their rights to liquidating distributions from the trust account with respect to their Private Shares. As a consequence of such waivers, any liquidating distribution that is made will be only with respect to the public shares. There will be no distribution from the trust account with respect to our warrants, which will expire worthless if the Company winds up. We will pay the costs of liquidation from our remaining assets outside of the trust account.

If the Charter Amendment is not approved, the trust account will be liquidated as described above, unless there is an Extension Election.

If the Charter Amendment is Approved

If the Charter Amendment and the Trust Amendment are approved, we will file an amendment to the charter with the Secretary of State of the State of Delaware in the form of Annex A hereto to extend the time it must complete a Business Combination until January 5, 2023 (or up to July 5, 2023, as applicable). We will remain a reporting company under the Exchange Act, and our units, common stock, and public warrants will remain publicly traded. We will then continue to work to consummate a Business Combination by January 5, 2023 (or up to July 5, 2023, as applicable).

You are not being asked to vote on any Business Combination at this time. If the Extensions are implemented and you do not elect to redeem your public shares in connection with the Extensions, you will retain the right to vote on a future Business Combination when it is submitted to stockholders and the right to redeem your public shares for cash from the trust account in the event such future Business Combination is approved and completed or we have not consummated a Business Combination by January 5, 2023 (or up to July 5, 2023, as applicable).

If the Charter Amendment Proposal is approved, and the Extensions are implemented, the removal of the Withdrawal Amount from the trust account in connection with the Election will reduce the amount held in the trust account. We cannot predict the amount that will remain in the trust account if the Charter Amendment Proposal is approved, and the amount remaining in the trust account may be only a fraction of the amount that was in the trust account as of June 30, 2022. However, we will not proceed with the Extensions if the number of redemptions of our public shares causes us to have less than $5,000,001 of net tangible assets following approval of the Charter Amendment Proposal.

Redemption Rights

If the Charter Amendment Proposal is approved, and the Extensions are implemented, public stockholders may elect to redeem their shares for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including interest earned on the funds held in the trust account and not previously released to us to pay our taxes, divided by the number of then outstanding public shares. However, we may not redeem our public shares in an amount that would cause our net tangible assets to be less than $5,000,001. If the Charter Amendment is approved by the requisite vote of stockholders, the remaining holders of public shares will retain the opportunity to have their public shares redeemed in conjunction with the consummation of a Business Combination, subject to any limitations set forth in our charter, as amended. In addition, public stockholders who vote for the Charter Amendment and do not make the Election would be entitled to have their shares redeemed for cash if we have not completed a Business Combination by the January 5, 2023 (or up to July 5, 2023, as applicable).

TO DEMAND REDEMPTION, YOU MUST ENSURE YOUR BANK OR BROKER COMPLIES WITH THE REQUIREMENTS IDENTIFIED HEREIN, INCLUDING SUBMITTING A WRITTEN REQUEST THAT YOUR SHARES BE REDEEMED FOR CASH TO THE TRANSFER AGENT AND DELIVERING YOUR SHARES TO THE TRANSFER AGENT PRIOR TO 5:00 P.M. EST ON SEPTEMBER 27, 2022. YOU WILL ONLY BE ENTITLED TO RECEIVE CASH IN CONNECTION WITH A REDEMPTION OF THESE SHARES IF YOU CONTINUE TO HOLD THEM UNTIL THE EFFECTIVE DATE OF THE CHARTER AMENDMENT AND ELECTION.

If properly demanded, we will redeem each public share for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including interest earned on the funds held in the trust account and not previously released to us to pay our taxes, divided by the number of then outstanding public shares. Based on the amount in the trust account as of June 30, 2022, this would amount to approximately $10.10 per share. The closing price of the common stock on September 7, 2022, the most recent closing price, was $10.06.

If you exercise your redemption rights, you will be exchanging your shares of common stock for cash and will no longer own the shares. You will be entitled to receive cash for these shares only if you properly demand redemption and tender your stock certificate(s) to our transfer agent prior to the vote on the Charter Amendment. We anticipate that a public stockholder who tenders shares for redemption in connection with the vote to approve the Charter Amendment would receive payment of the redemption price for such shares soon after the completion of the Charter Amendment.

In connection with tendering your shares for redemption, you must elect either to physically tender your stock certificates to Continental Stock Transfer & Trust Company, the Company’s transfer agent, at Continental Stock Transfer & Trust Company, One State Street, 30th Floor, New York, New York 10004-1561, Attn: Mark Zimkind, mzimkind@continentalstock.com, prior to the vote for the Charter Amendment or to deliver your shares to the transfer agent electronically using The Depository Trust Company’s DWAC (Deposit/Withdrawal At Custodian) System, which election would likely be determined based on the manner in which you hold your shares. The requirement for physical or electronic delivery prior to the vote at the special meeting ensures that a redeeming holder’s election is irrevocable once the Charter Amendment are approved. In furtherance of such irrevocable election, stockholders making the election will not be able to tender their shares after the vote at the special meeting.

Through the DWAC system, this electronic delivery process can be accomplished by the stockholder, whether or not it is a record holder or its shares are held in “street name,” by contacting the transfer agent or its broker and requesting delivery of its shares through the DWAC system. Delivering shares physically may take significantly longer. In order to obtain a physical stock certificate, a stockholder’s broker and/or clearing broker, DTC, and our transfer agent will need to act together to facilitate this request. There is a nominal cost associated with the above-referenced tendering process and the act of certificating the shares or delivering them through the DWAC system. The transfer agent will typically charge the tendering broker $100 and the broker would determine whether or not to pass this cost on to the redeeming holder. It is our understanding that stockholders should generally allot at least two weeks to obtain physical certificates from the transfer agent. We do not have any control over this process or over the brokers or DTC, and it may take longer than two weeks to obtain a physical stock certificate. Such stockholders will have less time to make their investment decision than those stockholders that deliver their shares through the DWAC system. Stockholders who request physical stock certificates and wish to redeem may be unable to meet the deadline for tendering their shares before exercising their redemption rights and thus will be unable to redeem their shares.

Certificates that have not been tendered in accordance with these procedures prior to the vote for the Charter Amendment will not be redeemed for a pro rata portion of the funds held in the trust account. Any request for redemption, once made by a public stockholder, may not be withdrawn once submitted to us unless our Board determines (in its sole discretion) to permit the withdrawal of such redemption request (which they may do in whole or in part). In addition, if you deliver your shares for redemption to the transfer agent and later decide prior to the special meeting not to redeem your shares, you may request that the transfer agent return the shares (physically or electronically). You may make such request by contacting our transfer agent at the address listed above. In the event that a public stockholder tenders shares and the Charter Amendment is not approved or is abandoned, these shares will not be redeemed and the physical certificates representing these shares will be returned to the stockholder promptly following the determination that the Charter Amendment will not be approved or will be abandoned. We anticipate that a public stockholder who tenders shares for redemption in connection with the vote to approve the Charter Amendment would receive payment of the redemption price for such shares soon after the completion of the Charter Amendment. The transfer agent will hold the certificates of public stockholders that make the election until such shares are redeemed for cash or returned to such stockholders.

Possible Claims Against and Impairment of the Trust Account

To protect amounts held in the trust account, our Co-Sponsors have agreed that they will be liable to us if and to the extent any claims by a third party (excluding our independent registered public accounting firm) for services rendered or products sold to us, or a prospective target business with which we have discussed entering into a transaction agreement, reduce the amounts in the trust account to below the lesser of (i) $10.10 per public share and (ii) the actual amount per share held in the trust account as of the date of the liquidation of the trust account if less than $10.10 per share due to reductions in the value of the trust assets, in each case less taxes payable, provided that such liability will not apply to any claims by a third-party who executed a waiver of any and all rights to seek access to the trust account nor will it apply to any claims under our indemnity of the underwriters of this offering against certain liabilities, including liabilities under the Securities Act. However, we have not asked our Co-Sponsors to reserve for such indemnification obligations, nor have we independently verified whether our Co-Sponsors have sufficient funds to satisfy their indemnity obligations and we believe that our Co-Sponsors’ only assets are securities of our Company. Therefore, we cannot assure you that our Co-Sponsors would be able to satisfy those obligations. The per-share liquidation price for the public shares is anticipated to be approximately $10.10 (based on the amount expected to be in trust at the time of the special meeting). Nevertheless, we cannot assure you that the per share distribution from the trust account, if the Company liquidates, will not be less than $10.10, plus interest, due to unforeseen claims of potential creditors. We will distribute to all of our public stockholders, in proportion to their respective equity interests, an aggregate amount then on deposit in the trust account, including any interest earned on the funds held in the trust account net of interest that may be used by us to pay our franchise and income taxes payable.

In the event that the proceeds in the trust account are reduced below $10.00 per public share and our sponsor asserts that it is unable to satisfy its obligations or that it has no indemnification obligations related to a particular claim, our independent directors would determine whether to take legal action against our sponsor to enforce such indemnification obligations. While we currently expect that our independent directors would take legal action on our behalf against our sponsor to enforce such indemnification obligations to us, it is possible that our independent directors in exercising their business judgment may choose not to do so in any particular instance. If our independent directors choose not to enforce these indemnification obligations, the amount of funds in the trust account available for distribution to our public stockholders may be reduced below $10.10 per share.

Required Vote

Approval of the Charter Amendment Proposal requires the affirmative vote of holders of at least 65% of our outstanding shares of common stock on the record date. If the Charter Amendment Proposal is not approved, the Charter Amendment will not be implemented. Each of the Charter Amendment and the Trust Amendment is cross-conditioned on the approval of each other. With respect to the Charter Amendment Proposal, abstentions and broker non-votes will have the same effect as “AGAINST” votes.

All of our directors, executive officers and their affiliates are expected to vote any common stock owned by them in favor of the Charter Amendment Proposal.

In addition, the Co-Sponsors, initial stockholders, or the Company’s or the target company’s directors, officers or advisors, or any of their respective affiliates, may purchase public shares in privately negotiated transactions or in the open market prior to the special meeting, although they are under no obligation to do so. Any such purchases that are completed after the record date for the special meeting may include an agreement with a selling stockholder that such stockholder, for so long as it remains the record holder of the shares in question, will vote in favor of the Charter Amendment and/or will not exercise its redemption rights with respect to the shares so purchased. The purpose of such share purchases and other transactions would be to increase the likelihood of that the proposal to be voted upon at the special meeting is approved by the requisite number of votes. In the event that such purchases do occur, the purchasers may seek to purchase shares from stockholders who would otherwise have voted against the Charter Amendment and elected to redeem their shares for a portion of the trust account. Any such privately negotiated purchases may be effected at purchase prices that are below or in excess of the per-share pro rata portion of the trust account. Any public shares held by or subsequently purchased by our affiliates may be voted in favor of the Charter Amendment. None of our Co-Sponsors, directors, executive officers, advisors or their affiliates may make any such purchases when they are in possession of any material non-public information not disclosed to the seller or during a restricted period under Regulation M under the Exchange Act.

We may not be able to complete an initial business combination with a U.S. target company if such initial business combination is subject to U.S. foreign investment regulations and review by a U.S. government entity such as the Committee on Foreign Investment in the United States (CFIUS), or ultimately prohibited.

Neither NorthStar nor Chardan is controlled by or has substantial ties with a non-U.S. person. Mr. Satyal, who is the Company’s Chief Executive Officer, is a U.S. citizen. We do not expect the Company to be considered a “foreign person” under the regulations administered by CFIUS. However, if our initial business combination with a U.S. business is subject to CFIUS review, the scope of which was expanded by the Foreign Investment Risk Review Modernization Act of 2018 (“FIRRMA”), to include certain non-passive, non-controlling investments in sensitive U.S. businesses and certain acquisitions of real estate even with no underlying U.S. business, FIRRMA, and subsequent implementing regulations that are now in force, also subjects certain categories of investments to mandatory filings. If our potential initial business combination with a U.S. business falls within CFIUS’s jurisdiction, we may determine that we are required to make a mandatory filing or that we will submit a voluntary notice to CFIUS, or to proceed with the initial business combination without notifying CFIUS and risk CFIUS intervention, before or after closing the initial business combination. CFIUS may decide to block or delay our initial business combination, impose conditions to mitigate national security concerns with respect to such initial business combination or order us to divest all or a portion of a U.S. business of the combined company without first obtaining CFIUS clearance, which may limit the attractiveness of or prevent us from pursuing certain initial business combination opportunities that we believe would otherwise be beneficial to us and our shareholders. As a result, the pool of potential targets with which we could complete an initial business combination may be limited and we may be adversely affected in terms of competing with other special purpose acquisition companies which do not have similar foreign ownership issues.

Moreover, the process of government review, whether by the CFIUS or otherwise, could be lengthy and we have limited time to complete our initial business combination. If we cannot complete our initial business combination by October 5, 2022 (or January 5, 2023 (or up to July 5, 2023, as applicable) if the Charter Amendment Proposal and the Trust Amendment Proposal are approved) because the review process drags on beyond such timeframe or because our initial business combination is ultimately prohibited by CFIUS or another U.S. government entity, we may be required to liquidate. If we liquidate, our public stockholders may only receive an amount per share that will be determined by when we liquidate and whether the Charter Amendment Proposal and the Trust Amendment Proposal have been approved, and our warrants will expire worthless. This will also cause you to lose the investment opportunity in a target company and the chance of realizing future gains on your investment through any price appreciation in the combined company.

Interests of the Company’s Directors and Executive Officers

When you consider the recommendation of our Board, you should keep in mind that the Company’s executive officers and directors, and their affiliates, have interests that may be different from, or in addition to, your interests as a stockholder. These interests include, among other things:

•	If the Charter Amendment Proposal is not approved by October 5, 2022, in accordance with our charter, and if there is no Extension Election, the private shares and the private warrants, which were acquired directly from us, will be worthless;

•	In connection with the IPO, our Co-Sponsors agreed that they will be liable under certain circumstances to ensure that the proceeds in the trust account are not reduced by the claims of target businesses or vendors or other entities that are owed money by us for services rendered, contracted for or products sold to us;

•	All rights specified in our charter relating to the right of officers and directors to be indemnified by the Company, and of our executive officers and directors to be exculpated from monetary liability with respect to prior acts or omissions, will continue after any Business Combination. If a Business Combination is not approved and we liquidate, we will not be able to perform its obligations to its officers and directors under those provisions;

•	None of our executive officers or directors has received any cash compensation for services rendered to us. All of the current members of the Board are expected to continue to serve as directors at least through the date of the special meeting and may continue to serve following any potential business combination and receive compensation thereafter;

•	Our executive officers and directors, and their affiliates are entitled to reimbursement of out-of-pocket expenses incurred by them in connection with certain activities on the Company’s behalf, such as identifying and investigating possible business targets and Business Combinations. However, we fail to obtain the Extensions, they will not have any claim against the trust account for reimbursement. Accordingly, we will most likely not be able to reimburse these expenses if a Business Combination is not completed; and

•	We have entered into an Administrative Services Agreement with NorthStar, pursuant to which we pay $10,000 per month for general and administrative services, including office space, utilities and secretarial support. Upon the earlier of completion of a business combination or liquidation, we will cease paying these monthly fees. Accordingly, NorthStar may receive payments in excess of the 12 payments originally contemplated, if the Charter Amendment Proposal is approved.

Recommendation

As discussed above, after careful consideration of all relevant factors, our Board has determined that the Charter Amendment is in the best interests of the Company and or stockholders. Our Board has approved and declared advisable adoption of the Charter Amendment.

Our Board recommends that you vote “FOR” the Charter Amendment Proposal. Our Board expresses no opinion as to whether you should redeem your public shares.

PROPOSAL NO. 2 - THE TRUST AMENDMENT PROPOSAL

In connection with the IPO, $116,150,000 was initially placed in the trust account governed by the Trust Agreement. The Trust Agreement provides that if a Business Combination has not been consummated, upon the date which is 12 months from the date of the closing of the IPO, or October 5, 2022, we may, by resolution of our board of directors if requested by our insiders or their affiliates, extend the period of time to consummate a Business Combination up to three times by an additional three months each time (for a total of up to 21 months to complete a Business Combination); provided that, pursuant to our charter, the only way to extend the time available for us to consummate our initial Business Combination is for our insiders or their affiliates or designees, upon five days’ advance notice prior to each applicable deadline, to deposit into the trust account $1,000,000, or $1,150,000 if the over-allotment option is exercised in full ($0.10 per unit in either case, or an aggregate of $3,000,000, or $3,450,000 if the over-allotment option is exercised in full, if the time to consummate a Business Combination is extended to a full 21 months), on or prior to the date of the applicable deadline.

Reasons for the Trust Amendment

If a Business Combination is not consummated by October 5, 2022 and there is no Extension Election, the trust account is to be liquidated and its proceeds are to be distributed to our public stockholders of record as of such date, including interest earned on the funds held in the trust account and not previously released to us to pay our taxes (less up to $100,000 of interest that may be released to us to pay dissolution expenses). The Trust Agreement further provides that the provision described in the preceding sentence may not be modified, amended or deleted without the affirmative vote of at least a majority of our outstanding shares of common stock.

Our Board has determined that there is not sufficient time before October 5, 2022 to consummate a Business Combination and our Board desires to have the flexibility to extend the Company’s time to complete a Business Combination on terms other than those set forth in its charter. Accordingly, our Board believes that in order to successfully complete a Business Combination, it is appropriate to obtain the Extensions.

We are proposing to amend the Trust Agreement to extend the liquidation date from October 5, 2022 (twelve months from the closing of the IPO) to January 5, 2023 (or up to July 5, 2023, as applicable).

The purpose of the Trust Amendment is to amend the Trust Agreement to extend the liquidation of the trust account to match January 5, 2023 (or up to July 5, 2023, as applicable) if the Charter Amendment is approved. The Trust Amendment is necessary in conjunction with the Charter Amendment because, otherwise, the Trust Agreement would terminate and the result would be the same as if the Charter Amendment was not approved.

Approval of the Trust Amendment Proposal is a condition to the implementation of the Extensions.

A copy of the proposed amendment to the Trust Agreement is attached to this proxy statement as Annex B.

If the Trust Amendment is Not Approved

If the Trust Amendment is not approved by October 5, 2022, unless there is an Extension Election, we will (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten business days thereafter, subject to lawfully available funds therefor, redeem 100% of the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including interest earned on the funds held in the trust account and not previously released to us to pay our taxes (less up to $100,000 of interest to pay dissolution expenses), divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law; and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our Board, dissolve and liquidate, subject in each case to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law.

The Co-Sponsors and initial stockholders have waived their rights to liquidating distributions from the trust account with respect to their Private Shares. As a consequence of such waivers, any liquidating distribution that is made will be only with respect to the public shares. There will be no distribution from the trust account with respect to our warrants, which will expire worthless if the Company winds up. We will pay the costs of liquidation from our remaining assets outside of the trust account.

If the Trust Amendment is Approved

If the Charter Amendment and the Trust Amendment are approved, the amendment to the Trust Agreement in the form of Annex B hereto will be executed and the trust account will not be disbursed except to the extent any redemptions are made in connection with the special meeting, in connection with our completion of a business combination or in connection with our liquidation if we do not complete an initial business combination by January 5, 2023 (or up to July 5, 2023, as applicable). We will then continue to work to consummate a Business Combination by January 5, 2023 (or up to July 5, 2023, as applicable).

Required Vote

Approval of the Trust Amendment Proposal requires the affirmative vote of holders of at least a majority of our outstanding shares of common stock on the record date. Each of the Charter Amendment and the Trust Amendment is cross-conditioned on the approval of each other. With respect to the Trust Amendment Proposal, abstentions and broker non-votes will have the same effect as “AGAINST” votes.

All of our directors, executive officers and their affiliates are expected to vote any common stock owned by them in favor of the Trust Amendment Proposal.

Recommendation

Our Board has determined that the Trust Amendment is in the best interests of the Company and our stockholders. Our Board has approved and declared advisable adoption of the Trust Amendment.

Our Board recommends that you vote “FOR” the Trust Amendment Proposal.

PROPOSAL NO. 3 – THE DIRECTOR PROPOSAL

At the special meeting, stockholders are being asked to re-elect five directors to the Board. As the special meeting is in lieu of the Company’s 2022 annual meeting (being the Company’s first annual meeting since its IPO), the terms of the current directors will expire at the special meeting. However, the Board has nominated each of the current directors for re-appointment, to hold office until the second annual meeting of stockholders following this special meeting, or until his or her successor is elected and qualified.

Unless you indicate otherwise, shares represented by executed proxies in the form enclosed will be voted to re-elect each of Messrs. Grossman, McKeever, Neal and Patel and Ms. Heller unless any such individual is unavailable, in which case such shares will be voted for a substitute nominee designated by the Board. We have no reason to believe that any nominee will be unavailable or, if elected, will decline to serve.

For a biography of each of Messrs. Grossman, McKeever, Neal and Patel and Ms. Heller, please see the section entitled “Management.”

Required Vote

Approval of the re-election of each of the directors in the Director Proposal requires a plurality of the votes cast by the stockholders present in person or represented by proxy at the special meeting. This means that the five nominees who receive the highest number of “FOR” votes will be elected as directors, even if those nominees do not receive a majority of the votes cast. You may vote for or withhold your vote for all, or any, of the nominees. Withhold votes and broker non-votes will have no effect on the outcome of the election of directors in the Director Proposal.

All of our directors, executive officers and their affiliates are expected to vote any shares owned by them in favor of re-election of each of the directors in the Director Proposal.

Recommendation of the Board

Our Board recommends that you vote “FOR” the re-election of the director nominees named above.

PROPOSAL NO. 4 – THE AUDITOR PROPOSAL

We are asking our stockholders to ratify the selection by our audit committee of Marcum LLP to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022. The audit committee is directly responsible for appointing the Company’s independent registered public accounting firm. The audit committee is not bound by the outcome of this vote. However, if the shareholders do not direct, in the manner set forth herein, the ratification of the selection of Marcum LLP to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022, our audit committee intends to reconsider the selection of Marcum LLP as the company’s independent registered public accounting firm.

Marcum LLP has audited our financial statements for the fiscal year ended December 31, 2021. Representatives of Marcum LLP have been invited to but are not expected to be present at the special meeting.

The aggregate fees billed to our Company by Marcum LLP for the year ended December 31, 2021 and for the period from July 23, 2020 (inception) through December 31, 2020 are as follows:

	Year Ended December 31, 2021	For the period July 23, 2020 (inception) through December 31, 2020
Audit Fees(1)	$133,000	$23,000
Audit-Related Fees(2)	$—	$—
Tax Fees(3)	$—	$—
All Other Fees(4)	$—	$—
Total	$133,000	$23,000

(1)	Audit Fees consist of fees incurred for the audits of our annual financial statements and financial statements included in our registration statement on Form S-1, for the review of our unaudited interim consolidated financial statements included in our quarterly report on Form 10-Q for the third quarter of the fiscal year and for fees incurred related to other SEC filings.

(2)	Audit-related services consist of fees billed for assurance and related services that are reasonably related to performance of the audit or review of our financial statements and are not reported under “Audit Fees. We did not pay Marcum for audit-related services for the periods above.

(3)	Tax Fees consist of fees incurred for tax compliance, planning and advisory services. We did not pay Marcum for tax planning and tax advice for the periods above.

(4)	All Other Fees consist of products and services provided, other than the products and services described above. We did not pay Marcum for other products and services for the periods above.

Pre-Approval Policy

Our audit committee was formed in connection with the effectiveness of our registration statement for our initial public offering on September 30, 2021. As a result, the audit committee did not pre-approve all of the foregoing services, although any services rendered prior to the formation of our audit committee were approved by our board of directors. Since the formation of our audit committee, and on a going-forward basis, the audit committee has and will pre-approve all audit services and permitted non-audit services to be performed for us by our auditors, including the fees and terms thereof (subject to the de minimis exceptions for non-audit services described in the Exchange Act which are approved by the audit committee prior to the completion of the audit).

Required Vote

Approval of the Auditor Proposal requires the affirmative vote of at least a majority of the votes cast by the stockholders present in person or represented by proxy at the special meeting. Abstentions and broker non-votes will have no effect on the outcome of the Auditor Proposal.

All of our directors, executive officers and their affiliates are expected to vote any common stock owned by them in favor of the Auditor Proposal.

Recommendation

Our Board recommends that you vote “FOR” the ratification of the selection by our audit committee of Marcum LLP to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022.

MANAGEMENT

Directors and Executive Officers

Our current directors and executive officers are listed below.

Name	Age	Position
Sanjeev Satyal	53	Chief Executive Officer
William McKeever	67	Chief Financial Officer and Director
Jonas Grossman	48	Director
Sandip I. Patel	55	Director
Frances K. Heller	55	Director
James R. Neal	66	Chairman

Sanjeev Satyal, Ph.D., has served as our Chief Executive Officer since April 2021. From 2018 to February 2021, Dr. Satyal served as Chief Executive Officer of pH Pharma Co. Inc., a clinical-stage biopharmaceutical company focused on developing innovative healthcare products for unmet clinical and patient needs. From 2015 to February 2021, he has also served as Vice President of Research & Development at pH Pharma. Previously, Dr. Satyal served as Vice President, Biology at StemGuard Therapeutics, a biotech company focused on developing therapies for degenerative diseases. Prior to that he worked as a Director of Research at StemPar Sciences and as a Director of Cancer Biology at OncoMed Pharmaceuticals. Dr. Satyal was a postdoctoral fellow at Genentech. Dr. Satyal is the inventor of over 30 U.S. issued or pending patents, and their foreign counterparts, in various pharmaceutical areas and has also co-authored several scientific publications. Dr. Satyal earned a B.Sc. in Life Sciences at St. Xavier’s College, University of Bombay, an M.Sc. in Biotechnology at the University of Poona and a Ph.D. in Biochemistry at Northwestern University.

William McKeever has served as our Chief Financial Officer since May 2021. Mr. McKeever has more than 20 years of experience in the healthcare industry encompassing various roles in equity research, portfolio management and investment banking. Since 2017, Mr. McKeever has worked as a consultant to various companies that are creating breakthrough technologies to treat diseases in the healthcare industry. From 2010 to 2016, Mr. McKeever was Managing Director of First Bridgehouse Securities, a boutique investment firm, where he was a consultant to early-stage companies across a broad range of sectors within the healthcare industry. Prior to that, Mr. McKeever was a sell-side equity analyst covering the managed care industry at firms including PaineWebber from 1997 to 2000 and UBS from 2000 to 2005. While at PaineWebber and UBS, he was a managing director and was ranked for several year as an All-American Analyst by Institutional Investor magazine based on its poll of analysts around the country. While at UBS, he was involved in several initial public offerings of managed care companies. From 2005 to 2009, From 2005 to 2009, Mr. McKeever was a Managing Director managing all health care investments including pharmaceuticals, medical devices, services and biotechnology in the Principal Credit Group (PCG) of Merrill Lynch. PCG was an internal fund that managed debt and equity investments in all sectors globally. Mr. McKeever earned his B.A. in Economics from Denison University and his M.B.A. in Finance from the Wharton School of the University of Pennsylvania. We believe Mr. McKeever is well qualified to serve as a director due to his leadership and investment experience in the healthcare industry.

Jonas Grossman has served as a member of our board of directors since July 2020. Mr. Grossman has served as Managing Partner and Head of Capital Markets for Chardan, a New York headquartered broker/dealer, since December 2003, and has additionally served as President of Chardan since September 2015. Mr. Grossman has been a founder and member of the board of seven special purpose acquisition companies, of which on four he also has served as Chief Executive Officer and President. Mr. Grossman is Chief Executive Officer of Chardan NexTech Acquisition 2 Corp (Nasdaq: CNTQ), a disruptive technology and healthcare focused SPAC that has announced a pending business combination with Dragonfly Energy, an energy-storage solutions company. He served as the President and Chief Executive Officer of Chardan Healthcare Acquisition 2 Corp. from April 2020 until its merger with Renovacor, Inc. in September 2021; he now serves as a director of Renovacor. He also served as President and Chief Executive Officer of Chardan Healthcare Acquisition Corp. from March 2018 until its merger in October 2019 with BiomX Ltd. (NYSE: PHGE). He is currently a director of BiomX. Mr. Grossman also serves as the President and Chief Executive Officer of Chardan NexTech Acquisition Corp. and Chardan NexTech Acquisition 2 Corp., each, a special purpose acquisition company. Mr. Grossman was a founder and director of LifeSci Acquisition Corp (Nasdaq: LSAC) from March 2020 until the close of its business combination with Vincera Pharma, Inc. in December 2020. He has served as a director of Ventoux CCM Acquisition Corp (Nasdaq: VTAQ) since December 2020 and CleanTech Acquisition Corp since July 2021. Previously, from 2001 to 2003, Mr. Grossman worked at Ramius Capital Group, LLC, a global multi-strategy hedge fund where he served as Vice President and Head Trader. Mr. Grossman holds a B.A. in Economics from Cornell University and an M.B.A. from New York University’s Stern School of Business. He has served on the board of directors for UNICEF since December 2016. We believe Mr. Grossman is well qualified to serve as a director due to his extensive board and management experience in business and capital markets.

Sandip I. Patel, Esq., has served as a member of our board of directors since April 2021. Mr. Patel has been an attorney and corporate business consultant at Sandip I. Patel, P.A., a law firm founded by Mr. Patel in 2000. Since 2017, Mr. Patel has also served as Chief Legal Counsel of Channel Investments, LLC, a medical device company. Mr. Patel has been involved in the formation, acquisition, development, growth, and liquidity events related to companies in the healthcare, insurance and financial services fields. Mr. Patel currently holds public and private investments in a wide range of industries with a focus on medical devices, biotechnology, healthcare services and related technologies, as well as FinTech and related services. Mr. Patel is also a co-founding shareholder of AtlasBanc, and was a co-founding shareholder, and board member of Anderen Bank. He served on the board of directors for Avatar Property and Casualty Insurance Company, a Florida-based homeowners insurance company. Mr. Patel was the Founder, President and Chief Executive Officer of the Orion group of companies, a full-service real estate development company. Previously, Mr. Patel served as Head of the New Business Development and M&A team to national health insurance companies. Mr. Patel oversaw all legal, regulatory and governmental affairs on behalf of WellCare, while serving as the General Counsel and a partner in the company. Since February 2021, Mr. Patel has served as a director of Quantum FinTech Acquisition Corporation, a special purpose acquisition company (NYSE: QFTA). Mr. Patel holds a J.D. degree from the Stetson University College of Law and a B.B.A. in Finance from the University of Georgia. We believe Mr. Patel is well qualified to serve as a director due to his substantial experience with public and private investments in a wide range of industries, including the financial services and technology industries, as well as his experience serving on the boards of financial services, insurance and other companies.

Frances K. Heller has served as a member of our board of directors since September 2021. For more than 25 years, Ms. Heller has been an executive and director in the pharmaceutical and biotech industries with expertise in business development, strategic transactions, and legal affairs. In this sector, Ms. Heller was most recently Senior Vice President of Business Development at Bristol-Myers Squibb and a Trustee of the Bristol-Myers Squibb Foundation, from 2012 to 2014. In 2015, Ms. Heller founded Good2Go, Inc., an IoT technology company, for which she currently serves as Chair and Chief Executive Officer. Ms. Heller is the Co-Chair of Lava Maex, a non-profit clean water/mobile hygiene organization and is also on the board of advisers at Tulane University. She previously served as a board member of Affinivax, a private early-stage vaccine company and of Zafgen, Inc. (Nasdaq: ZFGN) (currently Larimar Therapeutics, Inc.) from 2014 to 2017. She also previously served as Trustee of the Dana Farber Cancer Institute. Ms. Heller is a member of the California State Bar and is licensed by the U.S. Patent and Trademark Office. Ms. Heller holds a B.S. in Biology from Tulane University, an M.A. in Biology from American University and a J.D. degree from Golden Gate University. We believe Ms. Heller is well qualified to serve as a director due to her significant experience as an executive and director in the pharmaceutical and biotech industries and her expertise in business development and strategic transactions and related legal affairs.

James R. Neal has served as Chairman of our board of directors since September 2021. Since 2016, Mr. Neal has served as Chief Executive Officer and director of Xoma Corporation (Nasdaq: XOMA), a biotech royalty aggregator, after having previously served as its Senior Vice President and Chief Operating Officer. He joined Xoma in 2009 as its Vice President, Business Development. Prior to joining Xoma, Mr. Neal was Acting Chief Executive Officer of Entelos, Inc. a leading bio-simulation company. Previously, in 2007, Entelos acquired Iconix Biosciences, a privately held company where Mr. Neal served as Chief Executive Officer and established multi-year collaborations with Bristol-Myers Squibb, Abbott Labs, Eli Lilly and the U.S. Food and Drug Administration. While Executive Vice President of Incyte Genomics from 1999 to 2002, he led the global commercial activities with pharmaceutical company collaborators and partners including Pfizer, Aventis and Schering-Plough, as well as sales, marketing and business development activities for the company. Previously, he was an executive with Monsanto Company in positions of increasing responsibility. Mr. Neal also serves as Chairman of the board of directors of Palisade Bio, a clinical-stage biopharmaceutical company. Mr. Neal earned his B.Sc. in Agriculture and his M.Sc. in Genetics and Plant Breeding, each from the University of Manitoba, Canada, and holds an Executive M.B.A. degree from Washington University in St. Louis, Missouri. We believe Mr. Neal is well qualified to serve as a director due to his significant executive leadership experience with biopharmaceutical companies, including more than 20 years of experience forming and maximizing business and technology collaborations globally and in bringing novel products and technologies to market.

Strategic Advisors

In addition to the members of our management team, we have established a strategic advisory group for the purpose of assisting our executive officers with sourcing and evaluating business combination opportunities.

Our strategic advisory group currently consists of the following person:

David V. Smith has over 35 years in leadership positions in healthcare and companies including Syntex, Genentech, Chiron, Thoratec and Five Prime Therapeutics in the United States, Japan and Europe. He has held a number of C-level positions for nearly 25 years. Mr. Smith has extensive experience as a chief financial officer with both development and commercial companies His first CFO role was with Anergen, Inc., where he was responsible for finance, investor and public relations, including accounting and information systems for this development stage company. He held the position of CFO with Chiron Corporation (acquired by Novartis in 2006) and Thoratec, a medical device company. He also served as Chief Operating Officer for IntegenX, Inc. He oversaw the company’s finance, corporate development, manufacturing, customer service, and administrative functions. The company was acquired by Thermo Fisher Scientific in 2018. After the sale of IntegenX, he was appointed executive vice president and CFO for Five Prime Therapeutics, Inc., where he led the finance, accounting, investor relations and corporate communications functions. Mr. Smith currently serves on the board of Codexis, Inc. where is he chair of the audit and strategy committees. He also serves on the boards of Neurelis, Inc., Acepodia, Inc., and IO Biotech. Mr. Smith received his B.A. in Economics and History from the Willamette University and an M.B.A. in finance from Golden Gate University.

We may add additional members to the strategic advisory group from time to time. Unlike our management team, members of our strategic advisory group are not responsible for managing our day-to-day affairs and have no authority to engage in substantive discussions with business combination targets on our behalf. Pursuant to a Strategic Advisor Agreement between us and each member of our strategic advisory group, each strategic advisor will receive a cash payment of $50,000 upon, and subject to, consummation of our initial business combination, and will be reimbursed for out-of-pocket expenses incurred by them in connection with our search for an acquisition target and consummation of our initial business combination. In addition, subject to the agreement of the target company in our initial business combination, each strategic advisor will receive a grant of options to purchase up to 20,000 shares of common stock of the combined company, at an exercise price of $11.50 per share, following the initial business combination pursuant to an option agreement to be entered into between us (or the successor entity in our initial business combination) and the strategic advisor.

We believe that the combination of our management team and strategic advisory group is an innovative approach to identifying potential high quality business combination targets and aligns incentives with our stockholders, providing us with distinctive and differentiated capabilities to create stockholder value.

Committees of the Board of Directors

Our board of directors has two standing committees: an audit committee and a compensation committee, both of which are composed solely of independent directors. Each committee operates under a charter that has been approved by our board of directors and has the composition and responsibilities described below. The charter of each committee is available to view at our website, www.montereybio.com, under the Investor Relations section.

Audit Committee

The members of our audit committee are Messrs. Neal and Patel and Ms. Heller. Mr. Neal serves as chairman of the audit committee. Each member of the audit committee is financially literate and our board of directors has determined that Mr. Patel qualifies as an “audit committee financial expert” as defined in applicable SEC rules. Messrs. Neal and Patel and Ms. Heller meet the independent director standard under Nasdaq’s listing standards. Notwithstanding that Mr. Patel is an independent director under Nasdaq’s listing standards, Mr. Patel beneficially owns more than 10% of our common stock and as a result, does not fall under the Safe Harbor Provision of SEC Rule 10A-3.

We have adopted an audit committee charter, which details the purpose and principal functions of the audit committee, including:

•	the appointment, compensation, retention, replacement, and oversight of the work of the independent registered public accounting firm and any other independent registered public accounting firm engaged by us;

•	pre-approving all audit and permitted non-audit services to be provided by the independent registered public accounting firm or any other registered public accounting firm engaged by us, and establishing pre-approval policies and procedures;

•	reviewing and discussing with the independent registered public accounting firm all relationships the independent registered public accounting firm have with us in order to evaluate their continued independence;

•	setting clear hiring policies for employees or former employees of the independent registered public accounting firm;

•	setting clear policies for audit partner rotation in compliance with applicable laws and regulations;

•	obtaining a report, at least annually, from the independent registered public accounting firm describing (i) the independent registered public accounting firm’s internal quality-control procedures and (ii) any material issues raised by the most recent internal quality-control review, or peer review, of the audit firm, or by any inquiry or investigation by governmental or professional authorities within the preceding five years respecting one or more independent audits carried out by the firm and any steps taken to deal with such issues;

•	reviewing and approving any related party transaction required to be disclosed pursuant to Item 404 of Regulation S-K promulgated by the SEC prior to us entering into such transaction; and

•	reviewing with management, the independent registered public accounting firm, and our legal advisors, as appropriate, any legal, regulatory or compliance matters, including any correspondence with regulators or government agencies and any employee complaints or published reports that raise material issues regarding our financial statements or accounting policies and any significant changes in accounting standards or rules promulgated by the Financial Accounting Standards Board, the SEC or other regulatory authorities.

Compensation Committee

The members of our compensation committee are Messrs. Neal and Patel and Ms. Heller. Mr. Patel serves as chairman of the compensation committee. Messrs. Neal and Patel and Ms. Heller meet the independent director standard under Nasdaq’s listing standards.

We have adopted a compensation committee charter, which details the purpose and responsibilities of the compensation committee, including:

•	reviewing and approving on an annual basis the corporate goals and objectives relevant to our Chief Executive Officer’s compensation, evaluating our Chief Executive Officer’s performance in light of such goals and objectives and determining and approving the remuneration (if any) of our Chief Executive Officer’s based on such evaluation;

•	reviewing and approving the compensation of all of our other executive officers;

•	reviewing our executive compensation policies and plans;

•	implementing and administering our incentive compensation equity-based remuneration plans;

•	assisting management in complying with our proxy statement and annual report disclosure requirements;

•	approving all special perquisites, special cash payments and other special compensation and benefit arrangements for our executive officers and employees;

•	producing a report on executive compensation to be included in our annual proxy statement; and

•	reviewing, evaluating and recommending changes, if appropriate, to the remuneration for directors.

The charter provides that the compensation committee may, in its sole discretion, retain or obtain the advice of a compensation consultant, legal counsel or other adviser, and will be directly responsible for the appointment, compensation and oversight of the work of any such adviser. However, before engaging or receiving advice from a compensation consultant, external legal counsel or any other adviser, the compensation committee will consider the independence of each such adviser, including the factors required by the NYSE and the SEC.

Director Nominations

We do not have a standing nominating committee. In accordance with Nasdaq Rule 5605(e)(2), a majority of the independent directors may recommend a director nominee for selection by the board of directors. The board of directors believes that the independent directors can satisfactorily carry out the responsibility of properly selecting or approving director nominees without the formation of a standing nominating committee. The directors who participated in the consideration and recommendation of director nominees are Messrs. Neal and Patel and Ms. Heller. In accordance with Rule 5605(e)(1)(A) of the Nasdaq rules, all such directors are independent. As there is no standing nominating committee, we do not have a nominating committee charter in place. The board of directors will also consider director candidates recommended for nomination by our stockholders during such times as they are seeking proposed nominees to stand for election at the next annual meeting of stockholders (or, if applicable, a special meeting of stockholders). Our stockholders that wish to nominate a director for election to the board of directors should follow the procedures set forth in our certificate of incorporation.

We have not formally established any specific, minimum qualifications that must be met or skills that are necessary for directors to possess. In general, in identifying and evaluating nominees for director, the board of directors considers educational background, diversity of professional experience, knowledge of our business, integrity, professional reputation, independence, wisdom, and the ability to represent the best interests of our stockholders.

Code of Ethics, Corporate Governance Guidelines and Committee Charters

We have adopted a Code of Ethics (“Code of Ethics”) that applies to all of our executive officers, directors and employees. The Code of Ethics codifies the business and ethical principles that govern all aspects of our business. We have filed a copy of our Code of Ethics, our Audit Committee Charter and our Compensation Committee Charter as exhibits to our registration statement for our initial public offering. You may also review these documents by accessing our corporate website at www.montereybio.com, under the Investor Relations section or our public filings at the SEC’s web site at www.sec.gov. We intend to disclose any amendments to or waivers of certain provisions of our Code of Ethics in a Current Report on Form 8-K.

Copies of our Code of Ethics, our audit committee charter and our compensation committee charter are available on our corporate website at www.montereybio.com, under the Investor Relations section. The information contained on or accessible through our corporate website or any other website that we may maintain is not incorporated by reference into this proxy statement.

Executive Compensation

No executive officer has received any cash compensation for services rendered to us. NorthStar has granted to Dr. Satyal 150,000 founder shares as consideration for services to be provided by Dr. Satyal related to our search for and completion of an initial business combination. Such shares will vest in three equal annual instalments as follows: (i) 50,000 founder shares on the closing date of a business combination, (ii) 50,000 founder shares on the first anniversary of the closing date of a business combination and (iii) 50,000 founder shares on the second anniversary of the closing date of a business combination, subject to the additional terms and conditions of an assignment agreement between NorthStar and Dr. Satyal.

Commencing on September 30, 2021 through the completion of our initial business combination with a target business, we pay to an affiliate of one or more of the insiders a fee of $10,000 per month for providing us with office space and certain office and secretarial services. However, pursuant to the terms of such agreement, we may delay payment of such monthly fee upon a determination by our audit committee that we lack sufficient funds held outside the trust to pay actual or anticipated expenses in connection with our initial business combination. Any such unpaid amount will accrue without interest and be due and payable no later than the date of the consummation of our initial business combination. No compensation or fees of any kind, including finder’s fees, consulting fees and other similar fees, will be paid to our insiders or any of the members of our management team, for services rendered prior to or in connection with the consummation of our initial business combination (regardless of the type of transaction that it is). However, such individuals will receive reimbursement for any out-of-pocket expenses incurred by them in connection with activities on our behalf, such as identifying potential target businesses, performing business due diligence on suitable target businesses and business combinations as well as traveling to and from the offices, plants or similar locations of prospective target businesses to examine their operations. There is no limit on the amount of out-of-pocket expenses reimbursable by us; provided, however, that to the extent such expenses exceed the available proceeds not deposited in the trust account and the interest income earned on the amounts held in the trust account, such expenses would not be reimbursed by us unless we consummate an initial business combination.

After our initial business combination, members of our management team who remain with us may be paid consulting, management or other fees from the combined company with any and all amounts being fully disclosed to stockholders, to the extent then known, in the proxy solicitation materials furnished to our stockholders. It is unlikely the amount of such compensation will be known at the time of a stockholder meeting held to consider our initial business combination, as it will be up to the directors of the post-combination business to determine executive and director compensation. In this event, such compensation will be publicly disclosed at the time of its determination in a Current Report on Form 8-K, as required by the SEC.

Compensation Committee Interlocks and Insider Participation

None.

Report of the Audit Committee*

The Audit Committee has reviewed and discussed our audited financial statements with management, and has discussed with our independent registered public accounting firm the matters required to be discussed by the auditors with the Audit Committee under the rules adopted by the Public Company Accounting Oversight Board (the “PCAOB”). Additionally, the Audit Committee has received the written disclosures and the letter from our independent registered public accounting firm, as required by the applicable requirements of the PCAOB, and has discussed with the independent registered public accounting firm the independent registered public accounting firm’s independence. Based upon such review and discussion, the Audit Committee recommended to the Board that the audited financial statements be included in our Annual Report on Form 10-K for the last fiscal year for filing with the SEC.

Submitted by the Audit Committee:

James R. Neal

Frances K. Heller

Sandip I. Patel

* The above report shall not be deemed to be incorporated by reference into any filing under the Securities Act or the Exchange Act, except to the extent that the Company specifically incorporates it by reference.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information regarding the beneficial ownership of our common stock as of September 6, 2022, with respect to the beneficial ownership of our common stock held by:

•	each person known by us to be the beneficial owner of more than 5% of our outstanding shares of common stock;

•	each of our executive officers and directors that beneficially owns shares of common stock; and

•	all our executive officers and directors as a group.

Unless otherwise indicated, we believe that all persons named in the table have sole voting and investment power with respect to all shares of common stock beneficially owned by them. The following table does not reflect record or beneficial ownership of the public warrants included in our units or the private warrants as these warrants are not convertible or exercisable within 60 days of September 6, 2022.

Name and Address of Beneficial Owner(1)	Number of Shares Beneficially Owned	Approximate Percentage of Outstanding Shares of Common Stock
NorthStar Bio Ventures, LLC(2)	1,912,500	13.3%
Chardan Monterey Investments LLC(3)	637,500	4.4%
Sanjeev Satyal	150,000	1.0%
Jonas Grossman(3)(4)	672,500	4.7%
Sandip I. Patel(2)(4)	1,947,500	13.5%
William McKeever	35,000	*
Frances K. Heller	35,000	*
James R. Neal	35,000	*
All executive officers and directors as a group (6 individuals)	2,875,000	20.0%
Saba Capital Management, L.P.(5)	917,843	6.4%
Karpus Management, Inc.(6)	814,798	5.7%

*       Less than 1%.

(1)	Unless otherwise noted, the business address of each of the following entities or individuals is c/o Monterey Bio Acquisition Corporation, 17 State Street, 21st Floor, New York, NY 10004.

(2)	According to a Schedule 13G filed with the SEC on February 14, 2022, the shares reported above are held in the name of NorthStar. Mr. Patel is the manager and controlling shareholder of NorthStar. Accordingly, Mr. Patel has voting and dispositive power over the founder shares held by NorthStar and may be deemed to beneficially own such founder shares.

(3)	The 637,500 shares reported above are held in the name of Chardan Monterey. Chardan Monterey is an affiliate of Chardan, the representative of the underwriters in our initial public offering. Mr. Grossman is the managing member of Chardan Monterey. Accordingly, Mr. Grossman has voting and dispositive power over the founder shares held by Chardan Monterey and may be deemed to beneficially own such founder shares.

(4)	Includes 35,000 founder shares that were transferred to each of Mr. Grossman and Mr. Patel by NorthStar.

(5)	According to a Schedule 13G/A filed with the SEC on February 14, 2022 by Saba Capital Management, L.P., a Delaware limited partnership (“Saba Capital”), Saba Capital Management GP, LLC, a Delaware limited liability company (“Saba GP”), and Mr. Boaz R. Weinstein. Each of Saba Capital, Saba GP and Mr. Weinstein share voting and investment power over all the reported shares. The address for each of Saba Capital, Saba GP and Mr. Weinstein is 405 Lexington Avenue, 58th Floor, New York, New York 10174.

(6)	According to a Schedule 13G filed with the SEC on February 14, 2022 by Karpus Management, Inc., d/b/a Karpus Investment Management (“Karpus”). Karpus is an investment adviser and the reported shares are owned directly by the accounts managed by Karpus. Karpus has sole voting and investment power over the reported shares. The address for Karpus is 183 Sully’s Trail, Pittsford, New York 14534.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS, AND DIRECTOR INDEPENDENCE

Certain Relationships and Related Transactions

On September 18, 2020, Chardan Monterey purchased 5,000,000 shares of common stock from us for $25,000, or $0.005 per share. On May 20, 2021, Chardan Monterey transferred 687,500 founder shares back to us for no consideration, which shares were cancelled. On May 21, 2021, Chardan Monterey transferred 3,315,625 founder shares to NorthStar at a price of $0.006 per share. On May 21, 2021, NorthStar transferred 150,000 founder shares to Dr. Satyal, our chief executive officer, and transferred 35,000 founder shares to each of our directors and director nominees at a price of $0.006 per share. On September 1, 2021, NorthStar transferred 1,078,125 founder shares back to us and Chardan Monterey transferred 359,375 founder shares back to us, in each case for no consideration, which shares were cancelled. As a result, NorthStar holds a balance of 1,912,500 founder shares and Chardan Monterey holds a balance of 637,500 founder shares. We refer to these shares held by our co-sponsors, officers and directors as “founder shares” or “insider shares.”

Simultaneously with the closing of our IPO, NorthStar purchased from us 4,087,500 private warrants and Chardan Monterey purchased from us 1,362,500 private warrants, in each case, at a price of $1.00 per warrant, for an aggregate purchase price of $5,450,000. Each private warrant is exercisable for one (1) share of common stock at an exercise price of $11.50 per share.

In order to meet our working capital needs following the consummation of our IPO, our initial stockholders, officers and directors and their respective affiliates may, but are not obligated to, loan us funds, from time to time or at any time, in whatever amount they deem reasonable in their sole discretion. Each loan would be evidenced by a promissory note. The notes would either be paid upon consummation of our initial business combination, without interest, or, at the lender’s discretion, up to $1,500,000 of the notes may be converted upon consummation of our business combination into additional private warrants to purchase shares of common stock at a conversion price of $1.00 per private warrant. Such private warrants will be identical to the private warrants issued at the closing of our initial public offering, except that each private warrant is exercisable for one share of common stock at an exercise price of $11.50 per share. If we do not complete a business combination, the loans would not be repaid.

In March 2022, NorthStar committed to provide us up to $500,000 in working capital loans as described in Note 5. Through the date of this filing, there have been no amounts advanced to us under the working capital loans. We may raise additional capital through loans or additional investments from NorthStar or our stockholders, officers, directors, or third parties.

The holders of our insider shares and private warrants (and all underlying securities), are entitled to registration and stockholder rights pursuant to a registration and stockholder rights agreement signed on September 30, 2021. The holders of a majority of these securities are entitled to make up to two demands that we register such securities. The holders of the majority of the insider shares can elect to exercise these registration rights at any time commencing three months prior to the date on which these shares of common stock are to be released from escrow. In addition, the holders have certain “piggy-back” registration rights with respect to registration statements filed subsequent to our consummation of a business combination. Notwithstanding the foregoing, Chardan Monterey may not exercise its demand and “piggyback” registration rights after five and seven years, respectively, after the effective date of the registration statement of which this prospectus forms a part and may not exercise its demand rights on more than one occasion. We will bear the expenses incurred in connection with the filing of any such registration statements.

We have until October 5, 2022 to consummate an initial business combination. However, if we anticipate that we may not be able to consummate our initial business combination by October 5, 2022, we may, by resolution of our board if requested by our insiders or their affiliates, extend the period of time to consummate a business combination up to three times by an additional three months each time (for a total of up to 21 months, or up to July 5, 2023, to complete a business combination); provided that, pursuant to the terms of our charter and the Trust Agreement, the only way to extend the time available for us to consummate our initial business combination is for our insiders or their affiliates or designees, upon five days’ advance notice prior to each applicable deadline, to deposit into the trust account $1,150,000 ($0.10 per unit in either case, or an aggregate of $3,450,000, if the time to consummate a business combination is extended to a full 21 months), on or prior to the date of the applicable deadline. In the event that our insiders elected to extend the time to complete a business combination and deposited the applicable amount of money into trust, the insiders would receive a non-interest bearing, unsecured promissory note equal to the amount of any such deposit that will not be repaid in the event that we are unable to close a business combination unless there are funds available outside the trust account to do so. In the event that we receive notice from our insiders five days prior to the applicable deadline of their intent to effect an extension, we intend to issue a press release announcing such intention at least three days prior to the applicable deadline. In addition, we intend to issue a press release the day after the applicable deadline announcing whether or not the funds had been timely deposited. Our insiders and their affiliates or designees are not obligated to fund the trust account to extend the time for us to complete our initial business combination. To the extent that some, but not all, of our insiders, decide to extend the period of time to consummate our initial business combination, such insiders (or their affiliates or designees) may deposit the entire amount required. If we are unable to consummate our initial business combination within such time period, we will, as promptly as possible but not more than 10 business days thereafter, redeem 100% of our outstanding public shares for a pro rata portion of the funds held in the trust account, including a pro rata portion of any interest earned on the funds held in the trust account and not previously released to us to pay our taxes, and then seek to dissolve and liquidate. However, we may not be able to distribute such amounts as a result of claims of creditors which may take priority over the claims of our public stockholders. In the event of our dissolution and liquidation, the private warrants will expire and will be worthless.

On April 28, 2021, we issued an unsecured promissory note to NorthStar, pursuant to which we may have borrowed up to an aggregate principal amount of $300,000. The promissory note was non-interest bearing and payable on the earlier of September 30, 2021 or the completion of the IPO. The outstanding loan of $175,405 was repaid at the time of the IPO.

We may, at our option, pursue a business combination opportunity jointly with Chardan or one or more entities affiliated with Chardan, which we refer to as an “Affiliated Joint Acquisition.” We do not expect that we would pursue any such opportunity with an Affiliated SPAC. Any such parties would co-invest only if (i) permitted by applicable regulatory and other legal limitations; (ii) we and Chardan considered a transaction to be mutually beneficial to us as well as the affiliated entity; and (iii) other business reasons exist to do so, such as the strategic merits of including such co-investors, the need for additional capital beyond the amount held in our trust account to fund the initial business combination and/or the desire to obtain committed capital for closing the initial business combination. An Affiliated Joint Acquisition may be effected through a co-investment with us in the target business at the time of our initial business combination, or we could raise additional proceeds to complete the initial business combination by issuing to such parties a class of equity or equity-linked securities.

We reimburse our officers and directors for any reasonable out-of-pocket business expenses incurred by them in connection with certain activities on our behalf such as identifying and investigating possible target businesses and business combinations. There is no limit on the amount of out-of-pocket expenses reimbursable by us; provided, however, that to the extent such expenses exceed the available proceeds not deposited in the trust account and the interest income earned on the amounts held in the trust account, such expenses would not be reimbursed by us unless we consummate an initial business combination. Our audit committee reviews and approves all reimbursements and payments made to any initial stockholder or member of our management team, or our or their respective affiliates, and any reimbursements and payments made to members of our audit committee are reviewed and approved by our board of directors, with any interested director abstaining from such review and approval.

Commencing on September 30, 2021 through the completion of our initial business combination with a target business, we pay to NorthStar a fee of $10,000 per month for providing us with office space and certain office and secretarial services. However, pursuant to the terms of such agreement, we may delay payment of such monthly fee upon a determination by our audit committee that we lack sufficient funds held outside the trust to pay actual or anticipated expenses in connection with our initial business combination. Any such unpaid amount will accrue without interest and be due and payable no later than the date of the consummation of our initial business combination.

No compensation or fees of any kind, including finder’s fees, consulting fees or other similar compensation, will be paid to any of our initial stockholders, officers or directors, or to any of their respective affiliates, prior to or with respect to the business combination (regardless of the type of transaction that it is).

We entered into indemnity agreements with each of our officers and directors. These agreements require us to indemnify these individuals to the fullest extent permitted under Delaware law and to advance expenses incurred as a result of any proceeding against them as to which they could be indemnified to the fullest extent permitted by applicable law and our charter.

All ongoing and future transactions between us and any of our officers and directors or their respective affiliates are on terms believed by us to be no less favorable to us than are available from unaffiliated third parties. Such transactions, including the payment of any compensation, will require prior approval by a majority of our disinterested independent directors or the members of our board who do not have an interest in the transaction, in either case who had access, at our expense, to our attorneys or independent legal counsel. We will not enter into any such transaction unless our disinterested independent directors (or, if there are no independent directors, our disinterested directors) determine that the terms of such transaction are no less favorable to us than those that would be available to us with respect to such a transaction from unaffiliated third parties.

We also paid to Chardan an underwriting discount of $0.20 per unit purchased by it in our IPO. We have also engaged Chardan as an advisor in connection with our business combination, pursuant to a Business Combination Marketing Agreement. We will pay Chardan the Marketing Fee for such services upon the consummation of our initial business combination in an amount equal to, in the aggregate, 3.5% of the gross proceeds of our IPO, including the proceeds from the exercise of the underwriters’ over-allotment option. As a result, Chardan will not be entitled to such fee unless we consummate our initial business combination. For a period of fifteen (15) months from the closing of an initial business combination we gave Chardan a right of first refusal to act as a bookrunner for any and all future offerings of securities, including without limitation public and private equity and debt offerings, during such period by the company or any successor to or any subsidiary of the company with economics that are equal to or greater than the median economics of the “third bookrunner” in all applicable biotech offerings over the 12 month period immediately preceding the date of commencement of such offering. For purposes of this right of first refusal, the “third bookrunner” shall refer to the underwriter or placement agent, as applicable, with the third largest allocation of securities (or second largest allocation if two other underwriters or placement agents receive the same larger allocation, or largest allocation if three or more underwriters or placement agents receive the same largest allocation). Biotech offerings with less than three underwriters or placement agents, as applicable (including offerings made directly by the issuer), shall not be included in calculating the median economics applicable to this right of first refusal. For purposes of this right of first refusal, “biotech offerings” shall refer to any offerings made by any company included in any of the following indices at the time of the commencement of the offering: (i) the Nasdaq Biotechnology Index, and (ii) the NYSE Arca Biotechnology Index, and (iii) any successor index to any of the foregoing indices. For purposes of clarification, the economics set forth above shall represent the minimum economics that shall apply to Chardan and the right of first refusal shall pertain to all offerings of securities by us during the applicable time period regardless of the number of underwriters or placement agents involved. Chardan’s failure to exercise its right of first refusal with respect to any particular proposal will not affect its right of first refusal relative to future proposals. In accordance with FINRA Rule 5110(g)(6)(A), such right of first refusal will not have a duration of more than three years from the effective date of the registration statement.

Related Party Policy

We have not yet adopted a formal policy for the review, approval or ratification of related party transactions. Accordingly, the transactions discussed above were not reviewed, approved or ratified in accordance with any such policy.

Our Code of Ethics requires us to avoid, wherever possible, all related party transactions that could result in actual or potential conflicts of interests, except under guidelines approved by the board of directors (or the audit committee). Related party transactions are defined as transactions in which (1) the aggregate amount involved will or may be expected to exceed $120,000 in any calendar year (or, in the case of a smaller reporting company, the amount involved exceeds the lesser of $120,000 or one percent of the average of the smaller reporting company’s total assets at year end for the last two completed fiscal years), (2) we or any of our subsidiaries is a participant, and (3) any (a) executive officer, director or nominee for election as a director, (b) greater than 5% beneficial owner of our common stock, or (c) immediate family member, of the persons referred to in clauses (a) and (b), has or will have a direct or indirect material interest (other than solely as a result of being a director or a less than 10% beneficial owner of another entity). A conflict of interest situation can arise when a person takes actions or has interests that may make it difficult to perform his or her work objectively and effectively. Conflicts of interest may also arise if a person, or a member of his or her family, receives personal benefits as a result of his or her position.

Our audit committee, pursuant to its written charter, is responsible for reviewing and approving related party transactions to the extent we enter into such transactions. All ongoing and future transactions between us and any of our officers and directors or their respective affiliates will be on terms believed by us to be no less favorable to us than are available from unaffiliated third parties. Such transactions will require prior approval by our audit committee and a majority of our disinterested independent directors, or the members of our board who do not have an interest in the transaction, in either case who had access, at our expense, to our attorneys or independent legal counsel. We will not enter into any such transaction unless our audit committee and a majority of our disinterested independent directors determine that the terms of such transaction are no less favorable to us than those that would be available to us with respect to such a transaction from unaffiliated third parties. Additionally, we require each of our directors and executive officers to complete a directors’ and officers’ questionnaire that elicits information about related party transactions.

These procedures are intended to determine whether any such related party transaction impairs the independence of a director or presents a conflict of interest on the part of a director, employee or officer.

To further minimize potential conflicts of interest, we have agreed not to consummate a business combination with an entity which is affiliated with any of our initial stockholders unless we obtain an opinion from an independent investment banking firm that the business combination is fair to our public stockholders from a financial point of view. Furthermore, in no event will any of our existing officers, directors or initial stockholders, or any entity with which they are affiliated, be paid any finder’s fee, consulting fee or other compensation prior to, or for any services they render in order to effectuate, the consummation of a business combination.

Director Independence

Nasdaq listing standards require that a majority of our board of directors be independent. An “independent director” is defined generally as a person other than an officer or employee of the company or its subsidiaries or any other individual having a relationship which in the opinion of the company’s board of directors, would interfere with the director’s exercise of independent judgment in carrying out the responsibilities of a director. Our board of directors has determined that Messrs. Neal and Patel and Ms. Heller are “independent directors” as defined in the Nasdaq listing standards and applicable SEC rules. Our independent directors will have regularly scheduled meetings at which only independent directors are present.

We will only enter into a business combination if it is approved by a majority of our independent directors. Additionally, we will only enter into transactions with our officers and directors and their respective affiliates that are on terms no less favorable to us than could be obtained from independent parties. Any related party transactions must be approved by our audit committee and a majority of disinterested directors.

STOCKHOLDER PROPOSALS

If the Extensions are approved, we anticipate that the 2023 annual meeting of stockholders will be held no later than December 31, 2023. For any proposal to be considered for inclusion in our proxy statement and form of proxy for submission to the stockholders at our 2023 annual meeting of stockholders, it must be submitted in writing and comply with the requirements of Rule 14a-8 of the Exchange Act.

In addition, our bylaws provide notice procedures for stockholders to nominate a person as a director and to propose business to be considered by stockholders at a meeting. Notice of a nomination or proposal must be delivered to us not less than 90 days and not more than 120 days prior to the date for the preceding year’s annual meeting of stockholders; provided, however, that in the event that the annual meeting is called for a date that is more than 30 days before or more than 70 days after such anniversary date, notice by the stockholder to be timely must be so received no earlier than the opening of business on the 120th day before the meeting and not later than the later of (x) the close of business on the 90th day before the meeting or (y) the close of business on the 10th day following the day on which public announcement of the date of the annual meeting is first made by us. Nominations and proposals also must satisfy other requirements set forth in the bylaws. The Chairman of the Board may refuse to acknowledge the introduction of any stockholder proposal not made in compliance with the foregoing procedures.

DELIVERY OF DOCUMENTS TO STOCKHOLDERS

Unless we have received contrary instructions, we may send a single copy of this proxy statement to any household at which two or more stockholders reside if we believe the stockholders are members of the same family. This process, known as “householding,” reduces the volume of duplicate information received at any one household and helps to reduce our expenses. However, if stockholders prefer to receive multiple sets of our disclosure documents at the same address in the future, the stockholders should follow the instructions described below. Similarly, if an address is shared with another stockholder and together both of the stockholders would like to receive only a single set of our disclosure documents, the stockholders should follow these instructions:

•	If the shares are registered in the name of the stockholder, the stockholder may notify us of his or her request by calling or writing Morrow Sodali LLC, Monterey Bio’s proxy solicitor, at 333 Ludlow Street, 5th Floor, South Tower, Stamford CT, 06902, telephone number: (800) 662-5200, email: MTRY.info@investor.morrowsodali.com; or

•	If a bank, broker or other nominee holds the shares, the shareholder should contact the bank, broker or other nominee directly; banks or brokers may call Morrow Sodali LLC at (203) 658-9400.

WHERE YOU CAN FIND MORE INFORMATION

We file annual and quarterly reports and other reports and information with the SEC. The SEC maintains an Internet web site that contains reports, proxy and information statements, and other information regarding issuers, including us, that file electronically with the SEC. The public can obtain any documents that we file electronically with the SEC at http://www.sec.gov. We will provide without charge to you, upon written or oral request, a copy of the reports and other information filed with the SEC.

Any requests for copies of information, reports or other filings with the SEC should be directed to Monterey Bio Acquisition Corporation, 17 State Street, 21st Floor, New York, NY 10004, Attention: Sanjeev Satyal, Chief Executive Officer.

In order to receive timely delivery of the documents in advance of the special meeting, you must make your request for information no later than September 16, 2022.

ANNEX A

PROPOSED AMENDMENT
TO THE
AMENDED AND RESTATED
CERTIFICATE OF INCORPORATION
OF
MONTEREY BIO ACQUISITION CORPORATION

[●], 2022

Monterey Bio Acquisition Corporation, a corporation organized and existing under the laws of the State of Delaware (the “Corporation”), DOES HEREBY CERTIFY AS FOLLOWS:

1.             The name of the Corporation is “Monterey Bio Acquisition Corporation” The original certificate of incorporation of the Corporation was filed with the Secretary of State of the State of Delaware on July 23, 2020 (the “Original Certificate”). A Certificate of Amendment to the Original Certificate was filed with the Secretary of State of the State of Delaware on April 9, 2021. The Amended and Restated Certificate of Incorporation of the Corporation (the “Amended and Restated Certificate”) was filed with the Secretary of State of the State of Delaware on September 30, 2021.

2.             This Amendment to the Amended and Restated Certificate of Incorporation (“Amendment”) amends the Amended and Restated Certificate.

3.             This Amendment was duly adopted by the Board of Directors of the Corporation and the stockholders of the Corporation in accordance with Section 242 of the General Corporation Law of the State of Delaware.

4.             The text of Section 9.1(b) is hereby amended and restated to read in full as follows:

(b) Immediately after the Offering, a certain amount of the net offering proceeds received by the Corporation in the Offering (including the proceeds of any exercise of the underwriters’ over-allotment option) and certain other amounts specified in the Corporation’s registration statement on Form S-1, as initially filed with the Securities and Exchange Commission (the “SEC”) on September 7, 2021, as amended (the “Registration Statement”), shall be deposited in a trust account (the “Trust Account”), established for the benefit of the Public Stockholders (as defined below) pursuant to a trust agreement described in the Registration Statement. Except for the withdrawal of interest income (if any) to pay the Corporation’s taxes, if any, none of the funds held in the Trust Account (including the interest earned on the funds held in the Trust Account) will be released from the Trust Account until the earliest to occur of (i) the completion of the initial Business Combination, (ii) the redemption of 100% of the Offering Shares (as defined below) if the Corporation does not complete its initial Business Combination by January 5, 2023 (or up to July 5, 2023, as applicable) subject to applicable law, and (iii) the redemption of Offering Shares in connection with a stockholder vote to approve an amendment to this Amended and Restated Certificate (A) to modify the substance or timing of the Corporation’s obligation to redeem 100% of the Offering Shares if the Corporation has not completed an initial Business Combination by January 5, 2023 (or up to July 5, 2023, as applicable) or (B) with respect to any other provisions relating to stockholders’ rights or pre-initial Business Combination activity (as described in Section 9.7). Holders of shares of the Common Stock included as part of the units sold in the Offering (the “Offering Shares”) (whether such Offering Shares were purchased in the Offering or in the secondary market following the Offering and whether or not such holders are NorthStar Bio Ventures, LLC, Chardan Monterey Investments LLC (collectively the “Co-Sponsors”) or the officers or directors of the Corporation, or any affiliates of any of the foregoing) are referred to herein as “Public Stockholders.” On September 29, 2022, the Corporation’s Stockholders approved an extension of the deadline to consummate an initial Business Combination from October 5, 2022 to January 5, 2023. In the event that the Corporation has not consummated an initial Business Combination by January 5, 2023, the Corporation may, by resolution of the Board if requested by the Corporation’s insiders or their affiliates, extend the period of time to consummate a Business Combination up to six (6) times by an additional month each time (or up to July 5, 2023); provided that, pursuant to the trust agreement entered into between the Corporation and Continental Stock Transfer & Trust Company on September 30, 2021, as amended, the only way to extend the time available for the Corporation to consummate its initial Business Combination is for the Corporation’s insiders or their affiliates or designees, upon five days’ advance notice prior to each applicable deadline, to deposit into the Trust Account $120,000 (or an aggregate of $720,000 if the time to consummate a Business Combination is extended to July 5, 2023), on or prior to the date of the applicable deadline.

5.        The text of Section 9.2(d) is hereby amended and restated to read in full as follows:

(d) In the event that the Corporation has not completed an initial Business Combination by January 5, 2023 (or up to July 5, 2023, as applicable), the Corporation shall (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but no more than ten business days thereafter subject to lawfully available funds therefor, redeem the Offering Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account not previously released to the Corporation to pay its taxes, if any (less up to $100,000 of interest to pay dissolution expenses), divided by the number of the then outstanding Offering Shares, which redemption will completely extinguish rights of the Public Stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholders and the Board in accordance with applicable law, dissolve and liquidate, subject in the case of clauses (ii) and (iii) to the Corporation’s obligations under the DGCL to provide for claims of creditors and the requirements of other applicable law.

6.        The text of Section 9.7 is hereby amended and restated to read in full as follows:

Section 9.7 Additional Redemption Rights. If, in accordance with Section 9.1(a), any amendment is made to Section 9.2(d) that would affect the substance or timing of the Corporation’s obligation to allow redemption in connection with the Corporation’s initial Business Combination or amendments to this Amended and Restated Certificate prior thereto or to redeem 100% of the Offering Shares if the Corporation does not complete an initial Business Combination by January 5, 2023 (or up to July 5, 2023, as applicable) or with respect to any other provision relating to stockholders’ rights or pre-initial Business Combination activity, the Public Stockholders shall be provided with the opportunity to redeem their Offering Shares upon approval of any such amendment, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Corporation to pay its taxes, divided by the number of the then outstanding Offering Shares; provided, however, that any such amendment will be voided, and this Article IX will remain unchanged, if any stockholders who wish to redeem are unable to redeem due to the Redemption Limitation.

IN WITNESS WHEREOF, Monterey Bio Acquisition Corporation has caused this Amendment to the Amended and Restated Certificate to be duly executed in its name and on its behalf by an authorized officer as of the date first set above.

MONTEREY BIO ACQUISITION CORPORATION

By:
Name: Sanjeev Satyal
Title: Chief Executive Officer

ANNEX B

PROPOSED TRUST AMENDMENT

[●], 2022

THIS AMENDMENT TO THE INVESTMENT MANAGEMENT TRUST AGREEMENT (this “Amendment”) is made as of [●], 2022, by and between Monterey Bio Acquisition Corporation, a Delaware corporation (the “Company”), and Continental Stock Transfer & Trust Company, a New York corporation (the “Trustee”). Capitalized terms contained in this Amendment, but not specifically defined in this Amendment, shall have the meanings ascribed to such terms in that certain Investment Management Trust Agreement, dated September 30, 2021, by and between the parties hereto (the “Trust Agreement”).

WHEREAS, a total of $116,150,000 was placed in the Trust Account from the IPO and sale of private warrants;

WHEREAS, Section 1(i) of the Trust Agreement provides that the Trustee is to liquidate the Trust Account and distribute the Property in the Trust Account after (x) receipt of, and only in accordance with, a Termination Letter; or (y) upon the date which is the later of (i) 12 months (or up to 21 months, as applicable) after the closing of the IPO and (ii) such later date as may be approved by the Company’s stockholders in accordance with the Company’s amended and restated certificate of incorporation, if a Termination Letter has not been received by the Trustee prior to such date;

WHEREAS, Section 7(c) of the Trust Agreement provides that Section 1(i) of the Trust Agreement may only be amended with the approval of the holders of a majority of all of the outstanding shares of Common Stock (the “Consent of the Stockholders”);

WHEREAS, the Company obtained the Consent of the Stockholders to approve this Amendment; and

WHEREAS, each of the Company and Trustee desire to amend the Trust Agreement as provided herein.

NOW, THEREFORE, in consideration of the mutual agreements contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, the parties hereto agree as follows:

1.	Amendments to Trust Agreement.

(a)	The fourth recital to the Trust Agreement is hereby amended and restated as follows:

WHEREAS, on September 29, 2022, the Company’s stockholders approved an extension of the deadline to consummate an initial Business Combination from October 5, 2022 to January 5, 2023. In the event that the Company has not consummated an initial Business Combination by January 5, 2023, the Company may, by resolution of the Board if requested by the Company’s insiders or their affiliates, extend the period of time to consummate a Business Combination up to six (6) times by an additional month each time (or up to July 5, 2023); provided that, pursuant to the Company’s Amended and Restated Certificate of Incorporation, as amended, the only way to extend the time available for the Company to consummate its initial Business Combination is for the Company’s insiders or their affiliates or designees, upon five days’ advance notice prior to each applicable deadline, to deposit into the Trust Account $120,000 (or an aggregate of $720,000 if the time to consummate a Business Combination is extended to July 5, 2023), on or prior to the date of the applicable deadline; and

(b) Section 1(i) of the Trust Agreement is hereby amended and restated in its entirety as follows:

(i) Commence liquidation of the Trust Account only after and promptly after (x) receipt of, and only in accordance with, the terms of a letter from the Company (“Termination Letter”), in a form substantially similar to that attached hereto as either Exhibit A or Exhibit B, as applicable, signed on behalf of the Company by its President, Chief Executive Officer, Chief Financial Officer, Chairman of the Board, Secretary or other authorized officer of the Company and complete the liquidation of the Trust Account and distribute the Property in the Trust Account, including interest not previously released to the Company to pay its taxes, if any (less up to $100,000 of interest to pay dissolution expenses), only as directed in the Termination Letter and the other documents referred to therein, or (y) upon the date which is the later of (1) January 5, 2023 (or up to July 5, 2023, as applicable) and (2) such later date as may be approved by the Company’s stockholders in accordance with the Company’s Amended and Restated Certificate of Incorporation if a Termination Letter has not been received by the Trustee prior to such date, in which case the Trust Account shall be liquidated in accordance with the procedures set forth in the Termination Letter attached as Exhibit B and the Property in the Trust Account, including interest not previously released to the Company to pay its taxes, if any (less up to $100,000 of interest to pay dissolution expenses) shall be distributed to the Public Stockholders of record as of such date;

2. Miscellaneous Provisions.

2.1. Successors. All the covenants and provisions of this Amendment by or for the benefit of the Company or the Trustee shall bind and inure to the benefit of their permitted respective successors and assigns.

2.2. Severability. This Amendment shall be deemed severable, and the invalidity or unenforceability of any term or provision hereof shall not affect the validity or enforceability of this Amendment or of any other term or provision hereof. Furthermore, in lieu of any such invalid or unenforceable term or provision, the parties hereto intend that there shall be added as a part of this Amendment a provision as similar in terms to such invalid or unenforceable provision as may be possible and be valid and enforceable.

2.3. Applicable Law. This Amendment shall be governed by and construed and enforced in accordance with the laws of the State of New York.

2.4. Counterparts. This Amendment may be executed in several original or facsimile counterparts, each of which shall constitute an original, and together shall constitute but one instrument.

2.5. Effect of Headings. The section headings herein are for convenience only and are not part of this Amendment and shall not affect the interpretation thereof.

2.6. Entire Agreement. The Trust Agreement, as modified by this Amendment, constitutes the entire understanding of the parties and supersedes all prior agreements, understandings, arrangements, promises and commitments, whether written or oral, express or implied, relating to the subject matter hereof, and all such prior agreements, understandings, arrangements, promises and commitments are hereby canceled and terminated.

[Signature Page to Follow]

IN WITNESS WHEREOF, the parties have duly executed this Amendment as of the date first set forth above.

MONTEREY BIO ACQUISITION CORPORATION

By:
Name:	Sanjeev Satyal
Title:	Chief Executive Officer

CONTINENTAL STOCK TRANSFER & TRUST COMPANY, AS TRUSTEE

By:
Name:	Francis Wolf
Title:	Vice President

Proposal 3 — Election of Directors To re-elect five directors to the Company’s board of directors, with each such director to serve until the second annual meeting of stockholders following the special meeting or until his or her successor is elected and qualified. (1) James R. Neal (2) Jonas Grossman (3) Frances K. Heller (4) William McKeever (5) Sandip I. Patel Proposal 2 — The Trust Amendment To amend (the “Trust Amendment” and together with the Charter Amendment, the “Extensions”) the Investment Management Trust Agreement, dated September 30, 2021, by and between Continental Stock Transfer & Trust Company and Monterey Bio (the “Trust Agreement”), allowing us to extend the Combination Period for an additional three (3) months, from October 5, 2022 to January 5, 2023 (the “Trust Amendment”), by depositing into the trust account the Extension Payment for the three-month extension, and thereafter to extend the Combination Period up to six (6) times by an additional month each time (or up to July 5, 2023) by depositing into the trust account $120,000 for each additional month extension. MONTEREY BIO ACQUISITION CORPORATION  FOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDED  Signature_________________________________ Signature, if held jointly_________________________________ Date___________2022. Signature should agree with name printed hereon. If stock is held in the name of more than one person, EACH joint owner should sign. Executors, administrators, trustees, guardians, and attorneys should indicate the capacity in which they sign. Attorneys should submit powers of attorney . Please mark your votes like this X 20817 Monterey Bio Acq. Proxy Card REV3 Front CONTROL NUMBER PROXY THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSALS 1, 2, 3 AND 4. PLEASE DO NOT RETURN THE PROXY CARD IF YOU ARE VOTING ELECTRONICALLY. Your Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card. Votes submitted electronically over the Internet must be received by 11:59 p.m., Eastern Time, on September 28, 2022. YOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY. IMMEDIATE - 24 Hours a Day, 7 Days a Week or by Mail Vote by Internet - QUICK    EASY Proposal 1 — The Charter Amendment FOR AGAINST ABSTAIN To amend (the “Charter Amendment”) Monterey Bio’s amended and restated certificate of incorporation (the “charter”) by allowing us to extend (the “Extension”) the date by which we have to consummate a business combination (the “Combination Period”) for an additional three (3) months, from October 5, 2022 (the date which is 12 months from the closing date of our initial public offering of our units (the “IPO”)) to January 5, 2023, by depositing into the trust account (the “trust account”) $350,000 (the “Extension Payment”) for the three-month extension, and thereafter to extend the Combination Period up to six (6) times by an additional month each time (or up to July 5, 2023) by depositing into the trust account $120,000 for each additional month extension. Proposal 4 — Ratification of Selection of FOR AGAINST ABSTAIN Independent Registered Public Accounting Firm To ratify the selection by our Audit Committee of Marcum LLP to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022. FOR AGAINST ABSTAIN FOR WITHHOLD INTERNET – www.cstproxyvote.com Use the Internet to vote your proxy. Have your proxy card available when you access the above website. Follow the prompts to vote your shares. MAIL – Mark, sign and date your proxy card and return it in the postage-paid envelope provided.

 FOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDED  PROXY MONTEREY BIO ACQUISITION CORPORATION THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS FOR THE SPECIAL MEETING OF STOCKHOLDERS TO BE HELD ON SEPTEMBER 29, 2022 20817 Monterey Bio Acq. Proxy Card REV3 Back The undersigned, revoking any previous proxies relating to these shares, hereby acknowledges receipt of the Notice and Proxy Statement, dated September 8, 2022, in connection with the Special Meeting to be held on September 29, 2022 at 11:00 a.m., local time, at the offices of Greenberg Traurig, LLP, located at1750 Tysons Boulevard, Suite 1000, McLean, VA 22102 and hereby appoints SandipPatel and Sanjeev Satyal, and each of them (with full power to act alone), the attorneys and proxies of the undersigned, with power of substitution to each, to vote all shares of the common stock of Monterey Bio Acquisition Corporation (the “Corporation”) registered in the name provided, which the undersigned isentitled to vote at the Special Meeting of Stockholders, and at any adjournments thereof, with all the powers the undersigned would have if personally present. Without limiting the general authorization hereby given, said proxies are, and each of them is, instructed to vote or act as follows on the proposals set forth in this proxy statement. PLEASE SIGN, DATE AND RETURN THE PROXY IN THE ENVELOPE ENCLOSED. THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” EACH OF THE PROPOSALS AND WILL GRANT DISCRETIONARY AUTHORITY TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENTS THEREOF. THIS PROXY WILL REVOKE ALL PRIOR PROXIES SIGNED BY YOU. (Continued and to be marked, dated and signed on the other side) Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Stockholders to be held on September 29, 2022: This notice of meeting and the accompanying proxy statement and the 2021 annual report are available at https://www.cstproxy.com/montereybio/2022.